Exhibit 99.A
(EXHIBIT A)
December 31, 1997 ORGANIZATION CHART

A.1     NIPSCO Industries, Inc.

A.2     NIPSCO Industries Management Services Company
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.3     Hamilton Harbour Insurance Services, Ltd.

A.4     NI Telecomm, Inc.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.5     Crossroads Pipeline Company

A.6     NIPSCO Capital Markets, Inc.

A.7     NEM Acquisition Corporation

A.8     IWC Resources Corporation

A.9     Indianapolis Water Company

A.10    Harbour Water Corporation

A.11    Utility Data Corporation

A.12    IWC Services, Inc.

A.13    White River Environmental Partnership
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.14    Waterway Holdings, Inc.

A.15    SM&P Utility Resources, Inc.

A.16    Miller Pipeline Corporation

A.17    Primary Energy, Inc.

A.18    Harbor Coal Company

A.19    Lakeside Energy Corporation

A.20    North Lake Energy Corporation

A.21    Portside Energy Corporation

A.22    Cokenergy, Inc.
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.23    Northern Indiana Public Service Company

A.24    NIPSCO Exploration Company, Inc.

A.25    Shore Line Shops, Incorporated

A.26    NIPSCO Energy Services, Inc.

A.27    Market Hub Partners, L.P.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.28    Inventory Management and Distribution Company, L.L.C.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.29    NIPSCO Energy Trading Corp.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.30    NIPSCO Fuel Company, Inc.

A.31    Bristol Resources Production Company L.L.C.

A.32    NFCO Acquisition Company

A.33    NI-TEX, Inc.

A.34    Laredo Nueces Pipeline Company
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.35    Midtex Gas Storage Company, L.L.P.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.36    NESI Energy Marketing, L.L.C.

A.37    Green Fuels, Inc.

A.38    Parkway Engineering and Distributing Company, Inc.

A.39    NESI Power Marketing, Inc.

A.40    NESI Integrated Energy Resources, Inc.

A.41    NESI Energy Services Company

A.42    NIPSCO Energy Services Canada, Limited

A.43    Southlake Energy, Inc.

A.44    NESI Energy Marketing Canada, Ltd.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.45    Triumph Natural Gas, Inc.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.46    NIPSCO Development Company, Inc.

A.47    Analytic Systems Laboratories, Inc.

A.48    Protonics Research, Inc.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.49    FuelMaker Corporation (Interest sold January 1998)
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.50    G.R. Clark Corporation

A.51    International Polymer Corp.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.52    JOF Transportation Company

A.53    KOGAF Enterprises, Inc.

A.54    Lake Erie Land Company

A.55    SCC Services, Inc.

A.56    N Squared Aviation, LLC
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.57    NDC Douglas Properties, Inc.

A.58    NIPSCO International Power Systems Company
          INCOME STATEMENT  (No Activity)

A.59    NIPSCO Security Services, Inc.

A.60    RIC, Inc.

A.61    Cardinal Property Management, Inc.

A.62    Riverside Caloric Company

A.63    Progeni, Inc.

A.64    Sun Power Corporation
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.65    Kokomo Gas and Fuel Company

A.66    KGF Trading Company
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.67    Northern Indiana Fuel and Light Company, Inc.

A.68    Northern Indiana Trading Company

A.1  NIPSCO INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Utility Plant, At Original Cost
  (including construction work in
  progress of $188,710):
    Electric                                             $4,066,568
    Gas                                                   1,395,140
    Water                                                   603,013
    Common                                                  351,350
                                                         ----------
                                                          6,416,071
    Less-Accumulated provision for
      depreciation and amortization                       2,759,945
                                                         ----------
        Total Utility Plant                               3,656,126
                                                         ----------

  Other property, at cost, less accumulated
    provision for depreciation                               96,028
                                                         ----------
        Total Property, Plant and Equipment               3,752,154
                                                         ----------
Investments:
  Investments, at equity                                     82,855
  Investments, at cost                                       31,771
  Other investments                                          24,499
                                                         ----------
        Total Investments                                   139,125
                                                         ----------

Current Assets:
  Cash and cash equivalents                                  30,780
  Accounts receivable, less reserve of $5,887               231,580
  Other receivables                                         107,231
  Fuel adjustment clause                                      2,679
  Gas cost adjustment clause                                 89,991
  Materials and supplies, at average cost                    60,085
  Electric production fuel, at average cost                  18,837
  Natural gas in storage                                     61,436
  Prepayments and other                                      28,089
                                                         ----------
        Total Current Assets                                630,708
                                                         ----------
Other Assets:
  Regulatory assets                                         211,513
  Intangible assets, less accumulated provision
       for amortization                                      68,175
  Prepayments and other                                     135,358
                                                         ----------
        Total Other Assets                                  415,046
                                                         ----------
        TOTAL ASSETS                                     $4,937,033
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shareholders' equity                            $1,264,788
  Preferred stocks -
    Northern Indiana Public Service Company:
      Series without mandatory redemption provisions         81,123
      Series with mandatory redemption provisions            58,841
    Indianapolis Water Company:
      Series without mandatory redemption provisions          4,497
  Long-term debt, excluding amounts due within one year   1,667,925
                                                         ----------
            Total Capitalization                          3,077,174
                                                         ----------

Current Liabilities:
  Current portion of long-term debt                          54,621
  Short-term borrowings                                     212,639
  Accounts payable                                          226,751
  Dividends declared on common and preferred stocks          30,784
  Customer deposits                                          22,091
  Taxes accrued                                              77,573
  Interest accrued                                           19,124
  Accrued employment costs                                   58,799
  Other                                                      47,930
                                                         ----------
         Total Current Liabilities                          750,312
                                                         ----------

Other:
  Deferred income taxes                                     651,815
  Deferred investment tax credits, being
    amortized over life of related property                 105,538
  Deferred credits                                           73,715
  Customer advances and contributions in aid
    of construction                                         110,145
  Accrued liability for postretirement benefits             132,919
  Other noncurrent liabilities                               35,415
                                                         ----------
        Total Other                                       1,109,547
                                                         ----------
          TOTAL CAPITALIZATION AND LIABILITIES           $4,937,033
                                                         ==========
CONSOLIDATED STATEMENT OF CAPITALIZATION
Common shareholders' equity                              $1,264,788
                                                         ----------
Preferred Stocks, Which Are Redeemable Solely
  At Option of Issuer:
    Northern Indiana Public Service Company -
      Cumulative preferred stock - $100 par value
        4-1/4% series - 209,118 shares outstanding           20,912
        4-1/2% series -  79,996 shares outstanding            8,000
        4.22% series  - 106,198 shares outstanding           10,620
        4.88% series  - 100,000 shares outstanding           10,000
        7.44% series  -  41,890 shares outstanding            4,189
        7.50% series  -  34,842 shares outstanding            3,484
        Premium on preferred stock                              254
      Cumulative preferred stock - no par value -
        Adjustable Rate (6.00% at December 31, 1997) -
          Series A (stated value - $50 per share),
          473,285 shares outstanding                         23,664
                                                         ----------
                                                             81,123
                                                         ----------

Redeemable Preferred Stocks, Subject to Mandatory
  Redemption Requirements or Whose Redemption
  Is Outside the Control of Issuer:
    Northern Indiana Public Service Company -
      Cumulative preferred stock - $100 par value -
        8.85%  series - 62,500 shares outstanding             6,250
        7-3/4% series - 38,906 shares outstanding             3,891
        8.35%  series - 57,000 shares outstanding             5,700

      Cumulative preferred stock - no par value -
        6.50% series  - 430,000 shares outstanding           43,000
    Indianapolis Water Compnay -
      Cumulative preferred stock - $100 par value -
        Rates ranging from 4.005 to 5.00% -
         44,966 shares outstanding                            4,497
                                                         ----------
                                                             63,338
                                                         ----------
Long-term Debt                                            1,667,925
                                                         __________
            TOTAL CAPITALIZATION                         $3,077,174
                                                         ==========
CONSOLIDATED STATEMENT OF LONG-TERM DEBT
Northern Indiana Public Service Company:
  First mortgage bonds -
    Series T,  7-1/2% - due April 1, 2002                    39,500
    Series NN, 7.10%  - due July 1, 2017                     55,000
                                                         ----------
          Total                                              94,500
                                                         ----------
  Pollution control notes and bonds -
    Series A Note - City of Michigan City -
      5.70% due October 1, 2003                              18,000
    Series 1988 Bonds - Jasper County -
      Series A, B and C
      3.81% weighted average at December 31, 1997,
      due November 1, 2016                                  130,000
    Series 1988 Bonds - Jasper County - Series D
      3.78% weighted average at December 31, 1997,
      due November 1, 2007                                   24,000
    Series 1994 Bonds - Jasper County - Series A
      4.25% at December 31, 1997, due August 1, 2010         10,000
    Series 1994 Bonds - Jasper County - Series B
      4.25% at December 31, 1997, due June 1, 2013           18,000
    Series 1994 Bonds - Jasper County - Series C
      4.25% at December 31, 1997, due April 1, 2019          41,000
                                                         ----------
          Total                                             241,000
                                                         ----------
  Medium-term Notes -
     Issued at interest rates between 6.10% and
       7.69%, with a weighted average interest
       rate of 7.00% and various maturities
       between April 5, 2000 and August 4, 2027             748,025
                                                         ----------
  Unamortized premium and discount on
    long-term debt, net                                      (4,029)
                                                         ----------
          Total Long-term Debt of
            Northern Indiana Public Service Company       1,079,496
                                                         ----------
Indianapolis Water Company:
  First mortgage bonds -
    Series 5.20% - due May 1, 2001                           11,600
    Series 8.00% - due Decmeber 15, 2001                      3,000
    Series 7 7/8% -due March 1, 2019                         40,000
    Series 9.83% - due June 15, 2019                          5,000
    Series 6.10% - due December 1, 2022                       5,000
    Series 8.19% - due December 1, 2022                      10,000
    Series 5.85% - due September 1, 2025                     18,000
                                                         ----------
          Total Long-term Debt of
            Indianapolis Water Company                       92,600
                                                         ----------
IWC Resources Corporation:
  Senior Note Payable-6.31% due March 15, 2001               14,000
  Variable Bank Loan-6.50% due August 2003                    5,600
                                                         ----------
          Total Long-term Debt of
            IWC Resources Corporation                        19,600
                                                         ----------
NIPSCO Capital Markets, Inc.:
  Subordinated Debentures- Series A,
    7.34%,due March 31, 2026                                 75,000
  Senior Notes Payable-6.78%, due December 1, 2027           75,000
  Medium-term Notes -
     Issued at interest rates between 7.38% and
       7.99%, with a weighted average interest
       rate of 7.66% and various maturities
       between April 1, 2004 and May 5, 2027                300,000
                                                         ----------
          Total Long-Term Debt of
            NIPSCO Capital Markets, Inc.                    450,000
                                                         ----------
NIPSCO Development Company, Inc.:
  Lake Erie Land Company - Notes Payable -
    9.00%, due July 7, 2004                                   2,637
  NDC Douglas Properties, Inc. - Notes Payable -
    Interest rates between 6.72% and 8.15% with a
      weighted average interest rate of 7.75% and
      maturities through April 1, 2006                       23,592
                                                         ----------
          Total Long-term Debt of
            NIPSCO Development Company, Inc.                 26,229
                                                         ----------
          TOTAL LONG-TERM DEBT,
            EXCLUDING AMOUNTS DUE IN ONE YEAR            $1,667,925
                                                         ==========


A.1  NIPSCO INDUSTRIES, INC.
CONSOLIDATED INCOME STATEMENT
December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $  807,239
  Electric                                                1,017,083
  Water                                                      60,743
  Products and Services                                     701,476
                                                         ----------
                                                          2,586,541
                                                         ----------

Cost of Sales:
  Gas costs                                                 495,287
  Fuel for electric generation                              238,548
  Power purchased                                            37,274
  Products and Services                                     604,505
                                                         ----------
                                                          1,375,614
                                                         ----------
Operating Margin                                          1,210,927
                                                         ----------

Operating Expenses and Taxes (except income):
  Operation                                                 390,253
  Maintenance                                                76,552
  Depreciation and amortization                             249,804
  Taxes (except income)                                      83,765
                                                         ----------
                                                            800,374
                                                         ----------
Operating Income                                            410,553
                                                         ----------
Other Income (Deductions)                                    14,619
                                                         ----------
Interest and Other Charges:
  Interest on long-term debt                                105,498
  Other interest                                             10,391
  Amortization of premium, reacquisition
    premium, discount and expense on debt, net                4,718
  Dividend requirements on preferred stocks
    of subsidiaries                                           8,691
                                                         ----------
                                                            129,298
                                                         ----------
Income Taxes                                                105,025
                                                         ----------
Net Income                                                  190,849

Dividend Requirements on Preferred Shares                         0
                                                         ----------
Balance Available for Common Shareholders                $  190,849
                                                         ==========
Average Common Shares Outstanding-Basic                 123,849,126
                                                        ===========
Basic Earnings Per Average Common Share                  $     1.54
                                                         ==========

Diluted Earnings Per Average Common Share                $     1.53
                                                         ==========
Dividends Declared Per Common Share                      $    0.915
                                                         ==========


CONSOLIDATED STATEMENT OF COMMON SHAREHOLDERS' EQUITY
December 31, 1997
                                           (Dollars in Thousands)
                                   ______________________________________
                                                              Additional
                                                  Common       Paid-In
                                     Total        Shares       Capital
==============================     ==========    ==========    ==========
Balance, December 31, 1996         $1,100,501    $  870,930    $   32,868
Net income                            190,849
Dividends:
  Common shares                      (114,303)
Treasury shares acquired             (133,077)
Issued:
  IWC Resources acquisition           207,417                      55,008
  Acquisition of minority interest      5,469                       1,351
  Employee stock purchase plan            697                         424
  Long-term incentive plan              5,004                         118
Unrealized gain on
  available for sale
  securities                            1,689
Amortization of unearned
  compensation                          2,099
Other                                  (1,557)                         (1)
                                   __________    __________    __________
Balance, December 31, 1997         $1,264,788    $  870,930    $   89,768
                                   ==========    ==========    ==========

                                           (Dollars in Thousands)
                                   ______________________________________
                                                                Currency
                                    Retained      Treasury     Translation
                                    Earnings       Shares      Adjustment
==============================     ==========    ==========    ==========
Balance, December 31, 1995         $ 591,370    $ (392,995)   $     (140)
Net income                           190,849
Dividends:
  Common shares                     (114,303)
Treasury shares acquired                           (133,077)
Issued:
  IWC Resources acquisition                         152,409
  Acquisition of minority interest                    4,118
  Employee stock purchase plan                          273
  Long-term incentive plan                            5,329
Unrealized gain on
  available for sale
  securities
Amortization of unearned
  compensation
Other                                   (126)                      (1,430)
                                   _________     __________    __________
Balance, December 31, 1997         $ 667,790    $ (363,943)   $    (1,570)
                                   =========     ==========    ==========

                                   (Dollars in
                                    Thousands)           Shares
                                   ____________  ________________________
                                                  Common        Treasury
                                     Other        Shares        Shares
==============================     ==========    ==========    ==========
Balance, December 31, 1995         $   (1,532)   147,784,218   (28,172,896)
Net income
Dividends:
  Common shares
Treasury shares acquired                                       (6,536,928)
Issued:
  IWC Resources acquisition                                    10,580,764
  Acquisition of minority interest                                270,064
  Employee stock purchase plan                                     34,376
  Long-term incentive plan               (443)                    353,066
Unrealized gain on
  available for sale
  securities                            1,689
Amortization of unearned
  compensation                          2,099
Other
                                   __________   ___________   ___________
Balance, December 31, 1997         $    1,813   147,784,218   (23,471,554)
                                   ==========   ===========    ==========

A.2  NIPSCO INDUSTRIES MANAGEMENT SERVICES COMPANY
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        4
  Other receivables                                              (6)
  Accounts receivable - associated companies                  4,482
  Notes receivable - associated companies                     3,050
                                                         ----------
    Total Current Assets                                      7,530
                                                         ----------
Other Property and Investments:
 Other property at cost less depreciation                     1,422
                                                         ----------
    Total Other Property and Investments                      1,422
                                                         ----------
Other Assets:
 Deferred charges and other                                     204
                                                         ----------
    Total Other Assets                                          204
                                                         ----------
                                                         $    9,156
      TOTAL ASSETS                                       ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common Shares without par value                        $        1
                                                         ----------
    Total Capitalization                                          1
                                                         ----------
Current Liabilities:
  Total accounts payable                                      4,056
  Taxes accrued                                                 (23)
  Taxes withheld payables                                      (291)
  Miscellaneous accrued liabilities                           1,238
                                                         ----------
    Total Current Liabilities                                 4,980
                                                         ----------
Other:
  Deferred income taxes                                          30
  Deferred credits                                            4,145
                                                         ----------
    Total Other                                               4,175
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    9,156
                                                         ==========

A.2 NIPSCO INDUSTRIES MANAGEMENT SERVICES COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.2 NIPSCO INDUSTRIES MANAGEMENT SERVICES COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.3  HAMILTON HARBOUR INSURANCE SERVICES, LTD.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
 Cash and cash equivalents                                $       4
                                                          ---------
    Total Current Assets                                          4
                                                          ---------
      TOTAL ASSETS                                        $       4
                                                          =========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                              (4)
  Retained earning - current year                                 0
                                                         ----------
    Total Capitalization                                         (3)
                                                         ----------
Current Liabilities:
   Notes payable to associated companies                          0
                                                         ----------
    Total Current Liabilities                                     0
                                                         ----------
Noncurrent Liabilities:
   Deferred credits                                               7
                                                         ----------
Total Noncurrent Liabilities                                      7
                                          ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $        4
                                                         ==========

A.3  HAMILTON HARBOUR INSURANCE SERVICES, LTD.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Expenses:
     Administrative and general                          $       (2)
                                                         ----------
    Total Operating Expenses                                     (2)
                                                         ----------
Income taxes                                                      1
                                                         ----------
NET INCOME (LOSS)                                        $        1
                                                         ==========

A.3  HAMILTON HARBOUR INSURANCE SERVICES, LTD.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at beginning of the year                         $       (4)
Net Income                                               $        1
                                                         ----------
      BALANCE AT END OF YEAR                             $       (3)
                                                         ==========

A.4  NI TELECOMM, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.4  NI TELECOMM, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.4  NI TELECOMM, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.5 CROSSROADS PIPELINE COMPANY
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility plant                                          $   34,551
  Less - accumulated provision for depreciation
   and amortization                                          (2,827)
                                                         ----------
    Total Utility Plant                                      31,724
                                                         ----------
Current Assets:
  Cash and cash equivalents                                       2
  Accounts receivable, less reserve                           2,502
  Prepayments and other                                           8
                                                         ----------
    Total Current Assets                                      2,512
                                                         ----------
      TOTAL ASSETS                                       $   34,236
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                          (4,112)
  Retained earnings - current year                           (1,415)
                                                         ----------
    Total Capitalization                                     (5,526)
                                                         ----------
Current Liabilities:
  Total accounts payable                                      1,963
  Taxes accrued                                                 685
                                                         ----------
    Total Current Liabilities                                 2,648
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                       1,638
  Deferred credits                                               81
  Notes payable to associated companies                      35,395
                                                         ----------
    Total Noncurrent Liabilities                             37,114
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   34,236
                                                         ==========

A.5  CROSSROADS PIPELINE COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenue                                        $    4,338
                                                         ----------
Operating Expenses and Taxes:
  Operating expense                                           1,008
  Administrative and general expenses                           963
  Depreciation and amortization                                 967
  Taxes other than income                                       731
                                                         ----------
    Total Operating Expenses and Taxes                        3,670
                                                         ----------
Other Income (Deductions)                                         2
                                                         ----------
Interest and other charges                                    2,974
                                                         ----------
  Income tax expense                                           (889)
                                                         ----------
      NET INCOME (LOSS)                                  $   (1,415)
                                                         ==========

A.5  CROSSROADS PIPELINE COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $   (4,112)
Net Income                                                   (1,415)
                                                         ----------
      BALANCE AT END OF YEAR                             $   (5,527)
                                                         ==========

A.6  NIPSCO CAPITAL MARKETS, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       24
  Accounts receivable - associated companies                  3,437
  Notes receivable - associated companies                   494,480
  Prepayments                                                    26
                                                         ----------
    Total Current Assets                                    497,967
                                                         ----------
Other Assets:
  Deferred charges and other                                  5,223
                                                         ----------
    Total Other Assets                                        5,223
                                                         ----------
      TOTAL ASSETS                                       $  503,190
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    1,000
  Retained earnings                                           4,379
  Retained earnings - current year                            2,355
  Long-term debt bonds                                       75,000
  Long-term debt other                                      375,000
                                                         ----------
    Total Capitalization                                    457,734
                                                         ----------

Current Liabilities:
  Commercial paper                                           17,000
  Notes payable                                              20,100
  Total accounts payable                                      1,088
  Interest accrued                                            7,267
                                                         ----------
    Total Current Liabilities                                45,455
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                           1
                                                         ----------
    Total Noncurrent Liabilities                                  1
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $  503,190
                                                         ==========

A.6  NIPSCO CAPITAL MARKETS, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $        0
                                                         ----------
    Total Operating Revenues                                      0
                                                         ----------
Operating Expenses and Taxes:
  Administrative and general expenses                           179
  Taxes other than income                                         1
                                                         ----------
    Total Operating Expenses                                    180
                                                         ----------
Other Income (Deductions):
  Interest income                                            35,734
                                                         ----------
    Total Other Income (Deductions)                          35,734
                                                         ----------
Interest and other charges                                   31,763
                                                         ----------
Income tax expense                                            1,436
                                                         ----------
      NET INCOME (LOSS)                                  $    2,355
                                                         ==========

A.6  NIPSCO CAPITAL MARKETS, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $    4,379
Net Income                                                    2,355
                                                         ----------
  BALANCE AT END OF YEAR                                 $    6,734
                                                         ==========

A.7  NEM ACQUISITION CORPORATION
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Accounts receivable - associated companies             $      267
                                                         ----------
    Total Current Assets                                        267
                                                         ----------
Property and Investments:
  Investments at equity                                        (486)
                                                         ----------
    Total Other Property and Investments                       (486)
                                                         ----------
Other Assets:
  Deferred charges and other                                  5,498
                                                         ----------
    Total Other Assets                                        5,498
                                                         ----------
      TOTAL ASSETS                                       $    5,279
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings - current year                             (438)
                                                         ----------
    Total Capitalization                                       (437)
                                                         ----------
Current Liabilities:
  Accounts payable                                            5,716
                                                         ----------
    Total Current Liabilities                                 5,716
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    5,279
                                                         ==========

A.7  NEM ACQUISITION CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $        0
                                                         ----------
    Total Operating Revenues                                      0
                                                         ----------
Operating Expenses and Taxes:
  Depreciation and amortization                                 214
                                                         ----------
    Total Operating Expenses and Taxes                          214
                                                         ----------
Other Income (Deductions):
  Investment income (loss)                                     (486)
                                                         ----------
    Total Other Income (Deductions)                            (486)
                                                         ----------
Income tax expense                                             (262)
                                                         ----------
      NET INCOME (LOSS)                                  $     (438)
                                                         ==========

A.7  NEM ACQUISITION CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $        0
Net Income (Loss)                                              (438)
                                                         ----------
  BALANCE AT END OF YEAR                                 $     (438)
                                                         ==========

A.8  IWC RESOURCES CORPORATION
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       27
  Other accounts receivable                                     128
  Accounts receivable - associated companies                 13,286
                                                         ----------
    Total Current Assets                                     13,441
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                    1,120
  Investments at equity                                     134,679
  Other investments                                               6
                                                         ----------
    Total Other Property and Investments                    135,805
                                                         ----------
Other Assets:
  Deferred charges and other                                 25,177
                                                         ----------
    Total Other Assets                                       25,177
                                                         ----------
      TOTAL ASSETS                                       $  174,423
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $  102,849
  Retained earnings                                          12,082
  Retained earnings - current year                           12,637
  Long-term debt other                                       19,600
                                                         ----------
    Total Capitalization                                    147,168
                                                         ----------

Current Liabilities:
  Obligations due within one year                             1,000
  Accounts payable                                           28,065
  Taxes accrued                                              (2,721)
  Interest accrued                                              332
  Accrued employment costs                                    1,471
  Taxes withheld payables                                         3
  Miscellaneous accrued liabilities                              28
                                                         ----------
    Total Current Liabilities                                28,178
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                      (1,362)
  Deferred credits                                              418
  Postretirement benefits accrued                                21
                                                         ----------
    Total Noncurrent Liabilities                               (923)
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $  174,423
                                                         ==========

A.8  IWC RESOURCES CORPORATION
INCOME STATEMENT *
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $       76
                                                         ----------
    Total Operating Revenues                                     76
                                                         ----------
Operating Expenses and Taxes(except income):
  Administrative and general expenses                         1,424
  Depreciation and amortization                               1,015
  Taxes other than income                                        38
                                                         ----------
    Total Operating Expenses and Taxes(except income)         2,477
                                                         ----------
Other Income (Deductions):
  Non-operating income                                         (716)
                                                         ----------
    Total Other Income (Deductions)                            (716)
                                                         ----------
Interest and other charges                                      962
                                                         ----------
Income tax expense                                           (1,202)
                                                         ----------
Net Income (Loss)before subsidiaries                         (2,877)
                                                         ----------
Subsidiary gain(loss)                                        15,514
                                                         ----------
   NET INCOME (LOSS)                                     $   12,637
                                                         ==========
*Income Statement reflects income activity for April 1997 through December 1997.

A.8 IWC RESOURCES CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $   12,082
Net Income*                                                  12,514
                                                         ----------
  BALANCE AT END OF YEAR                                 $   24,719
                                                         ==========
*Net income is for April 1997 through December 1997.

A.9 INDIANAPOLIS WATER COMPANY
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility plant                                          $  440,910
  Less-accumulated provision for depreciation               (92,055)
                                                         ----------
     Total Utility Plant                                    348,855
                                                         ----------
Current Assets:
  Cash and cash equivalents                                     940
  Accounts receivable - less reserve                         33,450
  Material and supplies at average cost                       2,480
  Prepayments                                                   227
                                                         ----------
    Total Current Assets                                     37,097
                                                         ----------
Other Property and Investments:
  Other property at cost                                         32
                                                         ----------
    Total Other Property and Investments                         32
                                                         ----------
Other Assets:
  Deferred charges and other                                 15,369
                                                         ----------
    Total Other Assets                                       15,369
                                                         ----------
      TOTAL ASSETS                                       $  401,353
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $   17,004
  Additional paid-in-capital                                 38,996
  Retained earnings                                          39,960
  Preferred stock-without mandatory redemption                4,497
  Long-term debt other                                       92,600
                                                         ----------
    Total Capitalization                                    193,057
                                                         ----------
Current Liabilities:
  Obligations due within one year                            46,480
  Total accounts payable                                     12,599
  Dividends declared                                             51
  Customer deposits                                           1,179
  Taxes accrued                                               6,768
  Interest accrued                                            1,947
  Accrued employment costs                                      124
  Other accruals                                              1,871
                                                         ----------
    Total Current Liabilities                                71,019
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                      34,641
  Deferred investment tax credits                             4,516
  Customer advances                                          47,901
  Deferred credits                                            1,954
  Postretirement accrued benefits                             8,446
  Contributions in aid of construction                       39,819
                                                         ----------
    Total Noncurrent Liabilities                            137,277
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $  401,353
                                                         ==========

A.9 INDIANAPOLIS WATER COMPANY
INCOME STATEMENT*
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Water revenue                                          $   60,141
                                                         ----------
    Total Operating Revenues                                 60,141
                                                         ----------
Operating Expenses and Taxes(except income):
  Operation                                                  20,200
  Administrative and general expenses                         9,024
  Depreciation and amortization                               5,223
  Taxes (except income)                                       4,272
                                                         ----------
    Total Operating Expenses and Taxes(except income)        38,719
                                                         ----------
Other Income(Deductions):
  Non-operating income                                        1,464
  Taxes on other income                                        (546)
                                                         ----------
    Total Other Income (Deductions)                             918
                                                         ----------
Interest and other charges                                    6,890
                                                         ----------
Income tax expense                                            6,530
                                                         ----------
      NET INCOME (LOSS)                                  $    8,920
                                                         ==========
*Income statement reflects activity for April 1997 through December 31, 1997.

A.9  INDIANAPOLIS WATER COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $   31,040
Net Income*                                                   8,920
                                                         ----------
  BALANCE AT END OF YEAR                                 $   39,960
                                                         ==========
*Net income is for April 1997 through December 31, 1997.

A.10  HARBOUR WATER CORPORATION
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility plant                                          $    6,722
  Less-accumulated provision for depreciation                (1,218)
                                                         ----------
     Total Utility Plant                                      5,504
                                                         ----------
Current Assets:
  Accounts receivable - less reserve                            921
                                                         ----------
    Total Current Assets                                        921
                                                         ----------
Other Assets:
  Deferred charges and other                                    320
                                                         ----------
    Total Other Assets                                          320
                                                         ----------
      TOTAL ASSETS                                       $    6,745
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $      400
  Retained earnings                                           1,764
                                                         ----------
    Total Capitalization                                      2,164
                                                         ----------
Current Liabilities:
  Total accounts payable                                      1,331
  Customer deposits                                               6
  Taxes accrued                                                 163
  Interest accrued                                                1
  Other accruals                                                  3
                                                         ----------
    Total Current Liabilities                                 1,504
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                          46
  Deferred investment tax credits                                49
  Customer advances                                           1,902
  Contributions in aid of contruction                         1,080
                                                         ----------
    Total Noncurrent Liabilities                              3,077
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    6,745
                                                         ==========

A.10  HARBOUR WATER CORPORATION
INCOME STATEMENT*
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Water revenue                                          $      691
                                                         ----------
    Total Operating Revenues                                    691
                                                         ----------
Operating Expenses and Taxes(except income):
  Operations                                                    215
  Administrative and general expenses                           102
  Depreciation and amortization                                  87
  Taxes except income                                            62
                                                         ----------
    Total Operating Expenses and Taxes(except income)           466
                                                         ----------
Income tax expense                                              105
                                                         ----------
      NET INCOME (LOSS)                                  $      120
                                                         ==========
*Income statement reflects activity for April 1997 through December 1997.

A.10  HARBOUR WATER CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $    1,644
Net Income*                                                     120
                                                         ----------
  BALANCE AT END OF YEAR                                 $    1,764
                                                         ==========
*Net income is for April 1997 through December 1997.

A.11 UTILITY DATA CORPORATION
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      165
  Customer accounts receivable                                   26
  Other accounts receivable                                       1
  Accounts receivable - associated companies                 12,240
  Prepayments                                                   128
                                                         ----------
    Total Current Assets                                     12,560
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                      502
                                                         ----------
    Total Other Property and Investments                        502
                                                         ----------
      TOTAL ASSETS                                       $   13,062
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $      154
  Retained earnings                                           5,748
  Retained earnings - current year                              810
                                                         ----------
    Total Capitalization                                      6,712
                                                         ----------
Current Liabilities:
  Total accounts payable                                      3,021
  Taxes accrued                                                 490
  Accrued employment costs                                      976
  Taxes withheld payables                                       (13)
  Miscellaneous accrued liabilities                             204
                                                         ----------
    Total Current Liabilities                                 4,678
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                         520
  Deferred credits                                              315
  Postretirement benefits accrued                               837
                                                         ----------
    Total Noncurrent Liabilities                              1,672
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   13,062
                                                         ==========

A.11 UTILITY DATA CORPORATION
INCOME STATEMENT*
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    5,480
                                                         ----------
    Total Operating Revenues                                  5,480
                                                         ----------
Operating Expenses and Taxes(except income):
  Operation                                                      24
  Administrative and general expenses                         3,842
  Depreciation and amortization                                 117
  Taxes (except income)                                         156
                                                         ----------
    Total Operating Expenses and Taxes(except income)         4,139
                                                         ----------
Interest and other charges                                       10
                                                         ----------
Income tax expense                                              521
                                                         ----------
      NET INCOME (LOSS)                                  $      810
                                                         ==========
*Income statement reflects activity for April 1997 through December 1997.

A.11 UTILITY DATA CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $    5,748
Net Income*                                                     810
                                                         ----------
  BALANCE AT END OF YEAR                                 $    6,558
                                                         ==========
*Net income is for April 1997 through December 1997.

A.12 IWC SERVICES, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Customer accounts receivable                           $       13
  Accounts receivable - associated companies                    226
                                                         ----------
    Total Current Assets                                        239
                                                         ----------
Other Assets:
  Deferred charges and other                                  3,380
                                                         ----------
    Total Other Assets                                        3,380
                                                         ----------
      TOTAL ASSETS                                       $    3,619
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $       50
  Retained earnings                                           1,606
  Retained earnings - current year                              578
                                                         ----------
    Total Capitalization                                      2,234
                                                         ----------
Current Liabilities:
  Total accounts payable                                        763
  Taxes accrued                                                 370
                                                         ----------
    Total Current Liabilities                                 1,133
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                          38
  Deferred credits                                              214
                                                         ----------
    Total Noncurrent Liabilities                                252
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    3,619
                                                         ==========

A.12 IWC SERVICES, INC.
INCOME STATEMENT*
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    1,118
                                                         ----------
    Total Operating Revenues                                  1,118
                                                         ----------
Operating Expenses and Taxes(except income):
  Administrative and general expenses                           173
                                                         ----------
    Total Operating Expenses and Taxes(except income)           173
                                                         ----------
Income tax expense                                              367
                                                         ----------
      NET INCOME (LOSS)                                  $      578
                                                         ==========
*Income statement reflects activity for April 1997 through December 1997.

A.12 IWC SERVICES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $    1,606
Net Income*                                                     578
                                                         ----------
  BALANCE AT END OF YEAR                                 $    2,184
                                                         ==========
*Net Income is for April 1997 through December 1997.

A.13 WHITE RIVER ENVIRONMENTAL PARTNERSHIP
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.13 WHITE RIVER ENVIRONMENTAL PARTNERSHIP
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.13 WHITE RIVER ENVIRONMENTAL PARTNERSHIP
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.14 WATERWAY HOLDINGS, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Special funds                                          $   10 355
  Other accounts receivable                                     318
  Accounts receivable - associated companies                    163
                                                         ----------
    Total Current Assets                                     10,836
                                                         ----------
      TOTAL ASSETS                                       $   10,836
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    4,749
  Retained earnings                                           1,559
  Retained earnings - current year                               63
                                                         ----------
    Total Capitalization                                      6,371
                                                         ----------

Current Liabilities:
  Total accounts payable                                      3,455
  Taxes accrued                                                 (62)
  Interest accrued                                                3
                                                         ----------
    Total Current Liabilities                                 3,396
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                        (156)
  Deferred credits                                            1,225
                                                         ----------
    Total Noncurrent Liabilities                              1,069
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   10,836
                                                         ==========

A.14 WATERWAY HOLDINGS, INC.
INCOME STATEMENT*
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      186
                                                         ----------
    Total Operating Revenues                                    186
                                                         ----------
Cost of Sales:
  Cost of land sales                                             55
                                                         ----------
    Total Cost of Sales                                          55
                                                         ----------
Operating Margin                                                131
                                                         ----------
Operating Expenses and Taxes(except income):
  Administrative and general expenses                             1
  Taxes except income                                             6
                                                         ----------
     Total Operating Expenses and Taxes(except income)            7
                                                         ----------
Other Income(Deductions)                                         14
                                                         ----------
     Total Other Income (Deductions)                             14
                                                         ----------
Interest and other charges                                       34
                                                         ----------
Income tax expense                                               41
                                                         ----------
      NET INCOME (LOSS)                                  $       63
                                                         ==========
*Income statement reflects activity for April 1997 through December 1997.

A.14 WATERWAY HOLDINGS, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $    1,559
Net Income*                                                      63
                                                         ----------
  BALANCE AT END OF YEAR                                 $    1,622
                                                         ==========
*Net income is for April 1997 through December 1997.

A.15 SM&P UTILITY RESOURCES, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      160
  Customer accounts receivable                                6,162
  Other accounts receivable                                      97
  Prepayments                                                   141
                                                         ----------
    Total Current Assets                                      6,560
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                    6,641
                                                         ----------
     Total Other Property and Investments                     6,641
                                                         ----------
Other Assets:
  Deferred charges and other                                  1,060
                                                         ----------
    Total Other Assets                                        1,060
                                                         ----------
      TOTAL ASSETS                                       $   14,261
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                           1,234
  Retained earnings - current year                            1,382
                                                         ----------
    Total Capitalization                                      2,617
                                                         ----------
Current Liabilities:
  Obligation due with one year                                1,050
  Total accounts payable                                      4,637
  Taxes accrued                                              (1,070)
  Other accruals                                              5,576
  Taxes withheld payables                                        75
  Miscellaneous accrued liabilities                             794
                                                         ----------
    Total Current Liabilities                                11,062
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                         582
                                                         ----------
    Total Noncurrent Liabilites                                 582
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   14,261
                                                         ==========

A.15 SM&P UTILITY RESOURCES, INC.
INCOME STATEMENT*
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
 Locate revenue                                          $   48,354
                                                         ----------
    Total Operating Revenues                                 48,354
                                                         ----------
Cost of Sales:
 Cost of sales                                               30,920
                                                         ----------
    Total Cost of Sales                                      30,920
                                                         ----------
Operating Margin                                             17,434
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                        12,399
  Depreciation and amortization                               1,803
  Taxes (except income)                                         663
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)        14,865
                                                         ----------
Other Income (Deductions)                                        65
                                                         ----------
Interest and other charges                                      286
                                                         ----------
Income tax expense                                              966
                                                         ----------
      NET INCOME (LOSS)                                  $    1,382
                                                         ==========
*Income statement reflects activity for April 1997 through December 1997.

A.15 SM&P UTILITY RESOURCES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $    1,234
Net Income*                                                   1,382
                                                         ----------
  BALANCE AT END OF YEAR                                 $    2,616
                                                         ==========
*Net income is for April 1997 through December 1997.

A.16 MILLER PIPELINE CORPORATION
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $    1,727
  Customer accounts receivable                                7,281
  Other accounts receivable                                      41
  Reserve-customer accounts                                     (25)
  Material and supplies at average cost                         938
  Prepayments                                                   189
  Job work in progress                                        1,556
                                                         ----------
    Total Current Assets                                     11,707
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                   18,817
                                                         ----------
    Total Other Property and Investments                     18,817
                                                         ----------
      TOTAL ASSETS                                       $   30,524
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Additional paid-in-capital                             $   10,939
  Retained earnings                                           4,040
  Retained earnings - current year                            3,641
                                                         ----------
    Total Capitalization                                     18,620
                                                         ----------
Current Liabilities:
  Obligations due within one year                               339
  Total accounts payable                                      4,365
  Taxes accrued                                               2,718
  Accrued employment costs                                      980
  Other accruals                                                819
  Taxes withheld payables                                       177
                                                         ----------
    Total Current Liabilities                                 9,398
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                       2,506
                                                         ----------
    Total Noncurrent Liabilities                              2,506
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   30,524
                                                         ==========

A.16 MILLER PIPELINE CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
 Pipeline construction revenue                           $   47,174
                                                         ----------
    Total Operating Revenues                                 47,174
                                                         ----------
Cost of Sales:
 Pipeline construction expense                               36,183
                                                         ----------
    Total Cost of Sales                                      36,183
                                                         ----------
Operating Margin                                             10,991
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Operation                                                     665
  Administrative and general expenses                         2,355
  Depreciation and amortization                               1,787
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)         4,807
                                                         ----------
Other Income (Deductions)                                       209
                                                         ----------
Interest and other charges                                       83
                                                         ----------
Income tax expense                                            2,669
                                                         ----------
      NET INCOME (LOSS)                                  $    3,641
                                                         ==========
*Income statement reflects income for April 1997 through December 1997.

A.16 MILLER PIPELINE CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $    4,040
Net Income*                                                   3,641
                                                         ----------
  BALANCE AT END OF YEAR                                 $    7,681
                                                         ==========
*Net income is for April 1997 through December 1997.

A.17  PRIMARY ENERGY, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                             $        (1)
  Other accounts receivable                                     980
  Accounts receivable - associated companies                    620
                                                         ----------
     Total Current Assets                                     1,599
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                       72
  Investments at equity                                       8,795
  Investments at cost                                         3,000
                                                         ----------
     Total Other Property and Investments                    11,867
                                                         ----------
Other Assets:
  Deferred charges and other                                      8
                                                         ----------
     Total Other Assets                                           8
                                                         ----------
        TOTAL ASSETS                                    $    13,474
                                                         ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                       $         1
  Retained earnings                                           4,421
  Retained earning - current year                             6,614
                                                         ----------
    Total Capitalization                                     11,036
                                                         ----------
Current Liabilities:
  Total accounts payable                                        161
  Taxes accrued                                                  (3)
  Taxes withheld payables                                       (57)
                                                         ----------
     Total Current Liabilities                                  101
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                       1,021
  Deferred income taxes                                         777
  Deferred credits                                              539
                                                         ----------
     Total Noncurrent Liabilities                             2,337
                                                         ----------
        TOTAL CAPITALIZATION AND LIABILITIES             $   13,474
                                                         ==========

A.17  PRIMARY ENERGY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    1,830
     Total Operating Revenue                             ----------
                                                              1,830
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                         2,937
  Depreciation and amortization                                  22
  Taxes (except income)                                          53
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)         3,012
                                                         ----------
Other Income (Deductions)                                       307
                                                         ----------
Interest and other charges                                      127
                                                         ----------
Income tax expense                                             (376)
                                                         ----------
Income(Loss) before subsidiaries                               (626)
                                                         ----------
Subsidiary gain(loss)                                         7,239
                                                         ----------
   NET INCOME (LOSS)                                     $    6,613
                                                         ==========

A.17  PRIMARY ENERGY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at beginning of year                              $    4,421
Net Income                                                     6,613
                                                          ----------
   BALANCE AT END OF YEAR                                 $   11,034
                                                          ==========

A.18  HARBOR COAL COMPANY
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       19
  Accounts receivable - associated companies                    490
  Prepayments                                                    84
                                                         ----------
    Total Current Assets                                        593
                                                         ----------
Other Property and Investments:
  Investments at equity                                         870
                                                         ----------
    Total Other Property and Investments                        870
                                                         ----------
      TOTAL ASSETS                                       $    1,463
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                             (16)
  Retained earnings - current year                            1,785
                                                         ----------
    Total Capitalization                                      1,770
                                                         ----------
Current Liabilities:
  Total accounts payable                                      1,397
                                                         ----------
    Total Current Liabilities                                 1,397
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                       1,004
  Deferred income taxes                                      (2,708)
                                                         ----------
    Total Noncurrent Liabilities                             (1,704)
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    1,463
                                                         ==========

A.18  HARBOR COAL COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $        0
                                                         ----------
    Total Operating Revenues                                      0
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                           175
  Taxes (except income)                                          62
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)           237
                                                         ----------
Other Income (Deductions)                                     3,205
                                                         ----------
Interest and other charges                                       71
                                                         ----------
Income tax expense                                            1,112
                                                         ----------
      NET INCOME (LOSS)                                  $    1,785
                                                         ==========

A.18  HARBOR COAL COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $      (16)
Net Income                                                    1,785
                                                         ----------
      BALANCE AT END OF YEAR                             $    1,769
                                                         ==========

A.19  LAKESIDE ENERGY CORPORATION
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Other accounts receivable                              $    1,604
  Accounts receivable-associated companies                       15
  Prepayments                                                 1,264
                                                         ----------
    Total Current Assets                                      2,883
                                                         ----------
Other Assets:
 Deferred charges and other                                  11,504
                                                         ----------
    Total Other Assets                                       11,504
                                                         ----------
      TOTAL ASSETS                                       $   14,387
                                                         ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings-current year                              2,027
                                                         ----------
    Total Capitalization                                      2,028
                                                         ----------
Current Liabilities:
  Total accounts payable                                        798
  Taxes accrued                                                 310
                                                         ----------
    Total Current Liabilities                                 1,108
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                       9,844
  Deferred income taxes                                       1,407
                                                         ----------
    Total Noncurrent Liabilities                             11,251
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   14,387
                                                         ==========

A.19  LAKESIDE ENERGY CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    8,136
                                                         ----------
    Total Operating Revenues                                  8,136
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Lease expense                                               3,556
  Administrative and general expenses                           338
  Taxes (except income)                                         408
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)         4,302
                                                         ----------
Other Income (Deductions)                                         8
                                                         ----------
Interest and other charges                                      539
                                                         ----------
Income tax expense                                            1,276
                                                         ----------
      NET INCOME (LOSS)                                  $    2,027
                                                         ==========

A.19  LAKESIDE ENERGY CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $        0
Net Income                                                    2,027
                                                         ----------
      BALANCE AT END OF YEAR                             $    2,027
                                                         ==========

A.20  NORTH LAKE ENERGY CORPORATION
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       11
  Other accounts receivable                                     726
  Accounts receivable - associated companies                    763
  Notes receivable - associated companies                     6,223
  Prepayments                                                    33
                                                         ----------
    Total Current Assets                                      7,756
                                                         ----------
      TOTAL ASSETS                                       $    7,756
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings -                                         1,567
  Retained earnings - current year                            2,374
                                                         ----------
    Total Capitalization                                      3,942
                                                         ----------
Current Liabilities:
  Total accounts payable                                      1,161
  Taxes accrued                                                 648
                                                         ----------
    Total Current Liabilities                                 1,809
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                       2,005
                                                         ----------
    Total Noncurrent Liabilities                              2,005
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    7,756
                                                         ==========

A.20  NORTH LAKE ENERGY CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    7,787
                                                          ---------
    Total Operating Revenue                                   7,787
                                                          ---------
Operating Expenses and Taxes(Except Income):
  Lease expense                                               3,141
  Administrative and general expenses                           118
  Taxes (except income)                                         886
                                                          ---------
    Total Operating Expenses and Taxes(except income)         4,145
                                                          ---------
Other Income (Deductions)                                       234
                                                          ---------
Income tax expense                                            1,502
                                                          ---------
    NET INCOME (LOSS)                                    $    2,374
                                                          =========

A.20  NORTH LAKE ENERGY CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
 Balance beginning of year                               $    1,567
 Net Income                                                   2,374
                                                          ---------
 BALANCE AT END OF YEAR                                  $    3,941
                                                          =========

A.21  PORTSIDE ENERGY CORPORATION
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       41
  Other accounts receivable                                     847
  Accounts receivable-associated companies                    1,137
  Prepayments                                                 3,300
                                                         ----------
    Total Current Assets                                      5,325
                                                         ----------

Other Property and Investments:
  Other property at cost less depreciation                        3
                                                         ----------
    Total Other Property and Investments                          3
                                                         ----------
Other Assets:
  Deferred charges and other                                    100
                                                         ----------
    Total Other Assets                                          100
                                                         ----------
      TOTAL ASSETS                                       $    5,428
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common Shares without par value                        $        1
  Retained earnings - current year                            1,053
                                                         ----------
    Total Capitalization                                      1,054
                                                         ----------
Current Liabilities:
  Total accounts payable                                        175
  Taxes accrued                                                  97
                                                         ----------
    Total Current Liabilities                                   272
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                       1,850
  Deferred income taxes                                       2,252
                                                         ----------
    Total Noncurrent Liabilities                              4,102
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    5,428
                                                         ==========

A.21  PORTSIDE ENERGY CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    2,872
                                                          ---------
    Total Operating Revenue                                   2,872
                                                          ---------
Operating Expenses and Taxes(Except Income):
  Lease expense                                                 237
  Administrative and general expenses                           669
  Depreciation and amortization                                   0
  Taxes (except income)                                         132
                                                          ---------
    Total Operating Expenses and Taxes(except income)         1,038
                                                          ---------
Other Income (Deductions)                                         2
                                                          ---------
Interest and other charges                                       60
                                                          ---------
Income tax expense                                              723
                                                          ---------
    NET INCOME (LOSS)                                    $    1,053
                                                          =========

A.21  PORTSIDE ENERGY CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
 Balance beginning of year                               $        0
 Net Income                                                   1,053
                                                          ---------
 BALANCE AT END OF YEAR                                   $   1,053
                                                          =========

A.22 COKENERGY, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        3
  Prepayments                                               102,584
                                                         ----------
    Total Current Assets                                    102,587
                                                         ----------
                                                         $  102,587
      TOTAL ASSETS                                       ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common Shares without par value                        $        1
                                                         ----------
    Total Capitalization                                          1
                                                         ----------
Current Liabilities:
  Total accounts payable                                        569
  Customer deposits                                          30,000
                                                         ----------
    Total Current Liabilities                                30,569
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                      72,017
                                                         ----------
    Total Noncurrent Liabilities                             72,017
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $  102,587
                                                         ==========

A.22 COKENERGY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.22 COKENERGY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.23  NORTHERN INDIANA PUBLIC SERVICE COMPANY
CONSOLIDATED BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Utility Plant, At Original Cost (Including
  Construction Work in Progress of $140,534:
    Electric                                             $4,066,568
    Gas                                                   1,223,693
    Common                                                  351,350
                                                          ---------
                                                          5,641,611
   Less - accumulated provision for
      depreciation and amortization                       2,613,352
                                                         ----------
        Total Utility Plant                               3,028,259
                                                         ----------
Other Property and Investments                                1,215
                                                         ----------
Current Assets:
  Cash and cash equivalents                                   9,800
  Accounts receivable, less reserve of $4,524               101,188
  Fuel adjustment clause                                      2,679
  Gas cost adjustment clause                                 86,520
  Materials and supplies at average cost                     53,666
  Electric production fuel, at average cost                  18,837
  Natural gas in storage, at last-in, first-out cost         45,880
  Prepayments and other                                      23,128
                                                         ----------
        Total Current Assets                                341,698
                                                         ----------
Other Assets:
  Regulatory assets                                         205,965
  Prepayments and other                                      97,777
                                                         ----------
        Total Other Assets                                  303,742
                                                         ----------
        TOTAL ASSETS                                     $3,674,914
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shareholder's equity                            $1,018,303
  Preferred stocks -
    Series without mandatory redemption provisions           81,123
    Series with mandatory redemption provisions              58,841
  Long-term debt                                          1,079,496
                                                         ----------
        Total Capitalization                              2,237,763
                                                         ----------
Current Liabilities:
  Obligations due within one year -
    Commercial paper                                         71,500
    First mortgage bonds -
      Series P, 6.7/8% - due October 1, 1998                 14,509
    Medium-term notes -
      Issued at interest rates of 5.83% and 5.95%
        with a weighted average interest rate of
        5.86% and maturities of April 6, 1998 and
        April 13, 1998                                       35,000
    Notes payable -
      Issued at interest rates between 6.03% and
        6.38% with a weighted average interest rate
        of 5.86% and various maturities between
        January 9, 1998 and January 23, 1998                 47,500
    Sinking funds due within one year                         1,500
                                                         ----------
                                                            170,009
                                                         ----------
  Other Current Liabilities -
    Accounts payable                                        127,742

    Dividends declared on common and preferred stocks        56,198
    Customer deposits                                        20,236
    Taxes accrued                                            88,852
    Interest accrued                                          7,646
    Accrued employment costs                                 51,095
    Other accruals                                           34,051
                                                         ----------
                                                            385,820
                                                         ----------
        Total Current Liabilities                           555,829
                                                         ----------
Other:
  Deferred income taxes                                     602,936
  Deferred investment tax credits, being
    amortized over life of related property                  99,853
  Deferred credits                                           53,323
  Accrued liability for postretirement benefits             115,177
  Other noncurrent liabilities                               10,033
                                                         ----------
        Total Other                                         881,322
                                                         ----------
        TOTAL CAPITALIZATION AND LIABILITIES             $3,674,914
                                                         ==========
CONSOLIDATED STATEMENT OF CAPITALIZATION
For the Year Ended December 31, 1997
(Dollars in Thousands)
Common Shareholder's Equity:
  Common shares - without par value - authorized
    75,000,000 shares - issued and outstanding
    73,282,258 shares                                    $  859,488
  Additional paid-in capital                                 12,522
  Retained earnings                                         146,293
                                                         ----------
    Total Common Shareholder's Equity                     1,018,303
                                                         ----------
Preferred Stocks, Which Are Redeemable
  Solely at Option of Northern Indiana
  Public Service Company:
    Cumulative preferred stock - $100 par value -
      4-1/4% series - 209,118 shares outstanding             20,912
      4-1/2% series -  79,996 shares outstanding              8,000
      4.22%  series - 106,198 shares outstanding             10,620
      4.88%  series - 100,000 shares outstanding             10,000
      7.44%  series -  41,890 shares outstanding              4,189
      7.50%  series -  34,842 shares outstanding              3,484
      Premium on preferred stock                                254

    Cumulative preferred stock - no par value
      Adjustable Rate (6.00% at December 31, 1998) -
        Series A (stated value - $50 per share),
        473,285 shares outstanding                           23,664
                                                         ----------
                                                             81,123
                                                         ----------
Redeemable Preferred Stocks, Subject to
  Mandatory Redemption Requirements or
  Whose Redemption Is Outside the Control of
  Northern Indiana Public Service Company:
    Cumulative preferred stock - $100 par value -
      8.85%  series - 62,500 shares outstanding               6,250
      7-3/4% series - 38,906 shares outstanding               3,891
      8.35%  series - 57,000 shares outstanding               5,700
    Cumulative preferred stock - no par value -
      6.50%  series - 430,000 shares outstanding             43,000
                                                         ----------
                                                             58,841
                                                         ----------
Long-term Debt, excluding amounts due within one year     1,079,496
                                                         ----------
        TOTAL CAPITALIZATION                             $2,237,763
                                                         ==========
CONSOLIDATED STATEMENT OF LONG-TERM DEBT
For the Year Ended December 31, 1997
(Dollars in Thousands)
First Mortgage Bonds -
  Series T,  7-1/2% - due April 1, 2002                  $   39,500
  Series NN, 7.10%  - due July 1, 2017                       55,000
                                                         ----------
                                                             94,500
                                                         ----------
Pollution Control Notes and Bonds -
  Series A Note - City of Michigan City -
    5.70% due October 1, 2003                                18,000
  Series 1988 Bonds - Jasper County -
    Series A, B, and C,
    3.81% weighted average at December 31, 1998,
    due November 1, 2016                                    130,000
  Series 1988 Bonds - Jasper County - Series D,
    3.78% weighted average at December 31, 1998,
    due November 1, 2007                                     24,000
  Series 1994 Bonds - Jasper County - Series A,
    4.25% at December 31, 1998, due August 1, 2010           10,000
  Series 1994 Bonds - Jasper County - Series B,
    4.25% at December 31, 1998, due June 1, 2013             18,000
  Series 1994 Bonds - Jasper County - Series C,
    4.25% at December 31, 1997, due April 1, 2019            41,000
                                                         ----------
                                                            241,000
                                                         ----------
Medium-term Notes -
  Issued at interest rates between 6.10% and 7.69%,
    with a weighted average interest rate of 7.00%
    with various maturities between April 5, 2000
    and August 4, 2027                                      748,025
                                                         ----------
Unamortized premium and discount on long-term
  debt, net                                                  (4,029)
                                                         ----------
        TOTAL LONG-TERM DEBT, EXCLUDING
          AMOUNTS DUE WITHIN ONE YEAR                    $1,079,496
                                                         ==========

A.23  NORTHERN INDIANA PUBLIC SERVICE COMPANY
CONSOLIDATED STATEMENT OF INCOME
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $  735,299
  Electric                                                1,017,083
                                                         ----------
                                                          1,752,382
                                                         ----------
Cost of Energy:
  Gas costs                                                 452,436
  Fuel for electric generation                              238,548
  Power purchased                                            37,274
                                                         ----------
                                                            728,258
                                                         ----------
Operating Margin                                          1,024,124
                                                         ----------
Operating Expenses and Taxes (except income):
  Operation                                                 269,275
  Maintenance                                                68,853
  Depreciation and amortization                             223,025
  Taxes (except income)                                      71,752
                                                         ----------
                                                            632,905
                                                         ----------
Operating Income Before Utility Income Taxes                391,219
                                                         ----------
Utility Income Taxes                                        110,099
                                                         ----------
Operating Income                                            281,120
                                                         ----------
Other Income (Deductions)                                    (3,659)
                                                         ----------
Interest:
  Interest on long-term debt                                 69,427
  Other interest                                              7,574
  Allowance for borrowed funds used during
    construction and carrying charges                          (354)
  Amortization of premium, reacquisition
    premium, discount, and expense on debt, net               4,194
                                                         ----------
                                                             80,841
                                                         ----------
Net Income                                                  196,620
Dividend Requirements on Preferred Stocks                     8,539
                                                         ----------
Balance Available for Common Shares                      $  188,081
                                                         ==========
Common Dividends Declared                                $  187,775
                                                         ==========

A.23  NORTHERN INDIANA PUBLIC SERVICE COMPANY
CONSOLIDATED STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $  145,987
  Add:
    Net Income                                              196,620
  Deduct:
    Dividends on cumulative preferred stock                   8,539
    Common share dividends                                  187,775
                                                         ----------
Balance at End of Year                                   $  146,293
                                                         ==========

A.24  NIPSCO EXPLORATION COMPANY, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      246
  Accounts receivable - associated companies                  2,304
                                                         ----------
    Total Current Assets                                      2,550
                                                         ----------
      TOTAL ASSETS                                       $    2,550
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    1,400
  Retained earnings                                             748
  Retained earnings - current year                              194
                                                         ----------
    Total Capitalization                                      2,342
                                                         ----------
Current Liabilities:
  Total accounts payable                                         77
                                                         ----------
    Total Current Liabilities                                    77
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                         125
  Deferred income taxes                                           6
                                                         ----------
    Total Noncurrent Liabilities                                131
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    2,550
                                                         ==========

A.24  NIPSCO EXPLORATION COMPANY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $       54
                                                         ----------
    Total Revenues                                               54
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                            24
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)            24
                                                         ----------
Other Income (Deductions)                                       270
                                                         ----------
Interest and other charges                                        1
                                                         ----------
Income tax expense                                              105
                                                         ----------
      NET INCOME (LOSS)                                  $      194
                                                         ==========


A.24  NIPSCO EXPLORATION COMPANY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $      748
Net Income                                                      194
                                                         ----------
      BALANCE AT END OF YEAR                             $      942
                                                         ==========

A.25  SHORE LINE SHOPS, INCORPORATED
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       89
  Accounts receivable - associated companies                    651
                                                         ----------
    Total Current Assets                                        740
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                       17
  Investments at cost                                           867
                                                         ----------
    Total Other Property and Investments                        884
                                                         ----------
      TOTAL ASSETS                                       $    1,624
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $       73
  Retained earnings                                          (2,265)
  Retained earnings - current year                             (135)
                                                         ----------
    Total Capitalization                                     (2,327)
                                                         ----------
Current Liabilities:
  Total accounts payable                                      2,382
  Taxes accrued                                                  (5)
  Taxes withheld payables                                         2
                                                         ----------
    Total Current Liabilities                                 2,379
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                       1,531
  Deferred income taxes                                          41
                                                         ----------
    Total Noncurrent Liabilities                              1,572
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    1,624
                                                         ==========

A.25  SHORE LINE SHOPS, INCORPORATED
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      (29)
                                                         ----------
    Total Revenues                                              (29)
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                            36
  Taxes (except income)                                          29
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)            65
                                                         ----------
Interest and other charges                                      130
                                                         ----------
Income tax expense                                              (89)
                                                         ----------
      NET INCOME (LOSS)                                  $     (135)
                                                         ==========

A.25  SHORE LINE SHOPS, INCORPORATED
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $   (2,265)
Net Income                                                     (135)
                                                         ----------
      BALANCE AT END OF YEAR                             $   (2,400)
                                                         ==========

A.26  NIPSCO ENERGY SERVICES, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        2
  Other accounts receivable                                      93
  Reserve-customer accounts                                    (626)
  Accounts receivable - associated companies                  4,943
  Notes receivable - associated companies                    12,512
                                                         ----------
    Total Current Assets                                     16,923
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                    1,525
  Investments at equity                                       3,788
                                                         ----------
    Total Other Property and Investments                      5,313
                                                         ----------
Other Assets:
  Deferred charges and other                                  1,933
                                                         ----------
    Total Other Assets                                        1,933
                                                         ----------
      TOTAL ASSETS                                       $   24,169
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    2,888
  Foreign currency translation adjustment                      (812)
  Retained earnings                                           4,836
  Retained earnings - current year                            1,667
                                                         ----------
    Total Capitalization                                      8,579
                                                         ----------
Current Liabilities:
  Total accounts payable                                      1,659
  Taxes accrued                                                 (22)
  Taxes withheld payables                                      (192)
                                                         ----------
    Total Current Liabilities                                 1,445
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                      12,839
  Deferred income taxes                                         620
  Deferred credits                                              686
                                                         ----------
    Total Noncurrent Liabilities                             14,145
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   24,169
                                                         ==========

A.26  NIPSCO ENERGY SERVICES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    3,365
                                                         ----------
    Total Revenues                                            3,365
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Operating expenses                                              4
  Administrative and general expenses                         7,897
  Depreciation and amortization                                  35
  Taxes (except income)                                         289
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)         8,225
                                                         ----------
Other Income (Deductions):
  Investment income                                           1,449
  Other non-operating income                                 (1,707)
  Taxes on other income                                       1,009
                                                         ----------
    Total Other Income (Deductions)                             751
                                                         ----------
Interest and other charges                                    1,153
                                                         ----------
Income tax expense                                           (1,424)
                                                         ----------
Income (Loss) Before Subsidiaries                            (3,838)
                                                         ----------
Subsidiary Gain (Loss)                                        5,505
                                                         ----------
      NET INCOME (LOSS)                                  $    1,667
                                                         ==========

A.26 NIPSCO ENERGY SERVICES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $    4,836
Net Income                                                    1,667
                                                         ----------
      BALANCE AT END OF YEAR                             $    6,503
                                                         ==========

A.27 MARKET HUB PARTNERS, L.P.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.27 MARKET HUB PARTNERS, L.P.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.27 MARKET HUB PARTNERS, L.P.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.28  INVENTORY MANAGEMENT AND DISTRIBUTION COMPANY, L.L.C.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.28  INVENTORY MANAGEMENT AND DISTRIBUTION COMPANY, L.L.C.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.28  INVENTORY MANAGEMENT AND DISTRIBUTION COMPANY, L.L.C.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.29  NIPSCO ENERGY TRADING CORP.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
(None - Zero Amounts)                                    $        0
                                                         ==========

A.29  NIPSCO ENERGY TRADING CORP.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - No activity)                                     $        0
                                                         ==========

A.29  NIPSCO ENERGY TRADING CORP.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.30  NIPSCO FUEL COMPANY, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       43
  Other accounts receivable                                     (22)
  Accounts receivable - associated companies                  5,258
  Prepayments                                                     2
                                                         ----------
    Total Current Assets                                      5,280
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                    3,720
  Investments at equity                                      22,614
                                                         ----------
    Total Other Property and Investments                     26,334
                                                         ----------
Other Assets:
  Deferred charges and other                                      1
                                                         ----------
    Total Other Assets                                            1
                                                         ----------
      TOTAL ASSETS                                       $   31,615
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                         (23,271)
  Retained earnings - current year                            4,372
                                                         ----------
    Total Capitalization                                    (18,898)
                                                         ----------
Current Liabilities:
  Total accounts payable                                      9,723
                                                         ----------
    Total Current Liabilities                                 9,723
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                      28,628
  Deferred income taxes                                       8,662
  Deferred credits                                            3,500
                                                         ----------
    Total Noncurrent Liabilities                             40,790
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   31,615
                                                         ==========

A.30  NIPSCO FUEL COMPANY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    4,701
                                                         ----------
    Total Operating Revenue                                   4,701
                                                         ----------
Cost of Sales:
  Cost of Sales                                               1,648
                                                         ----------
    Total Cost of Sales                                       1,648
                                                         ----------
Operating Margin                                              3,053
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                           771
  Depreciation and amortization                               1,681
  Taxes (except income)                                           9
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)         2,461
                                                         ----------
Other Income (Deductions)                                     8,790
                                                         ----------
Interest and other charges                                    2,521
                                                         ----------
Incoem tax expense                                            2,602
                                                         ----------
Income (Loss) Before Subsidiaries                             4,259
                                                         ----------
Subsidiary Gain (Loss)                                          113
                                                         ----------
      NET INCOME (LOSS)                                  $    4,372
                                                         ==========

A.30  NIPSCO FUEL COMPANY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $  (23,271)
Net Income                                                    4,372
                                                         ----------
      BALANCE AT END OF YEAR                             $  (18,899)
                                                         ==========

A.31 BRISTOL RESOURCES PRODUCTION COMPANY L.L.C.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.31 BRISTOL RESOURCES PRODUCTION COMPANY L.L.C.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.31 BRISTOL RESOURCES PRODUCTION COMPANY L.L.C.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.32  NFCO ACQUISITION COMPANY
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       50
  Other accounts receivable                                      36
  Accounts receivable - associated companies                     27
  Material and supplies at average cost                           2
  Notes receivable - associated companies                       403
                                                         ----------
    Total Current Assets                                        518
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                      316
                                                         ----------
    Total Other Property and Investments                        316
                                                         ----------
      TOTAL ASSETS                                       $      834
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                    450
  Retained earnings                                             134
  Retained earnings - current year                              113
                                                         ----------
    Total Capitalization                                        698
                                                         ----------
Current Liabilities:
  Total accounts payable                                         95
                                                         ----------
    Total Current Liabilities                                    95
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                          41
                                                         ----------
    Total Noncurrent Liabilities                                 41
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $      834
                                                         ==========

A.32  NFCO ACQUISITION COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      331
                                                         ----------
    Total Operating Revenue                                     331
                                                         ----------
Cost of Sales:
  Cost of Sales                                                  91
                                                         ----------
    Total Cost of Sales                                          91
                                                         ----------
Operating Margin                                                240
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Administrative and general expense                             17
  Depreciation and amortization                                  66
  Taxes (Except Income)                                           1
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)            84
                                                         ----------
Other Income (Deductions)                                        25
                                                         ----------
Income tax expense                                               68
                                                         ----------
      NET INCOME (LOSS)                                  $      113
                                                         ==========

A.32  NFCO ACQUISITION COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $      134
Net Income                                                      113
                                                         ----------
      BALANCE AT END OF YEAR                             $      247
                                                         ==========

A.33  NI-TEX, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       46
  Other accounts receivable                                     (17)
  Accounts receivable - associated companies                  5,741
  Natural gas in storage, weighted average                       23
  Prepayments                                                    16
                                                         ----------
    Total Current Assets                                      5,809
                                                         ----------
Other Property and Investments:
  Investments at equity                                       7,197
                                                         ----------
    Total Other Property and Investments                      7,197
                                                         ----------
      TOTAL ASSETS                                       $   13,006
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                           7,503
  Retained earnings - current year                            3,090
  Dividends - common shares                                  (6,600)
                                                         ----------
    Total Capitalization                                      3,994
                                                         ----------
Current Liabilities:
  Total accounts payable                                      7,526
  Taxes accrued                                                  21
                                                         ----------
    Total Current Liabilities                                 7,547
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                         435
  Deferred income taxes                                       1,030
                                                         ----------
    Total Noncurrent Liabilities                              1,465
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   13,006
                                                         ==========

A.33  NI-TEX, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Gas sales                                              $      (50)
  Intercompany gas sales                                     47,770
                                                         ----------
    Total Operating Revenue                                  47,720
                                                         ----------
Cost of Sales:
  Gas purchases                                                  22
  Intercompany gas purchases                                 45,717
                                                         ----------
    Total Cost of Sales                                      45,739
                                                         ----------
Operating Margin                                              1,981
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                           324
  Taxes (except income)                                           2
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)           326
                                                         ----------
Other Income (Deductions):
  Investment income                                           2,015
  Other non-operating income                                  1,331
  Taxes on other income                                         (15)
                                                         ----------
     Total Other Income (Deductions)                          3,331
                                                         ----------
Interest and other charges                                        5
                                                         ----------
Income tax expense                                            1,891
                                                         ----------
      NET INCOME (LOSS)                                  $    3,090
                                                         ==========

A.33  NI-TEX, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $    7,503
Net Income                                                    3,090
Dividends declared common                                    (6,600)
                                                         ----------
      BALANCE AT END OF YEAR                             $    3,993
                                                         ==========

A.34 LAREDO NUECES PIPELINE COMPANY
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.34 LAREDO NUECES PIPELINE COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.34 LAREDO NUECES PIPELINE COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.35 MIDTEX GAS STORAGE COMPANY, L.L.P.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.35 MIDTEX GAS STORAGE COMPANY, L.L.P.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.35 MIDTEX GAS STORAGE COMPANY, L.L.P.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.36  NESI ENERGY MARKETING, L.L.C.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $    5,635
  Other accounts receivable                                  53,501
  Reserve - customer accounts                                  (171)
  Accounts receivable - associated companies                  7,121
  Natural gas in storage, weighted average                   10,878
  Prepayments                                                    25
                                                         ----------
    Total Current Assets                                     76,989
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                      340
                                                         ----------
    Total Other Property and Investments                        340
                                                         ----------
Other Assets:
  Deferred charges and other                                      1
                                                         ----------
    Total Other Assets                                            1
                                                         ----------
      TOTAL ASSETS                                       $   77,330
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Additional paid-in-capital                             $   (1,730)
  Retained earnings - current year                              666
                                                         ----------
    Total Capitalization                                     (1,064)
                                                         ----------
Current Liabilities:
  Total accounts payable                                     55,562
  Taxes accrued                                                 407
  Taxes withheld payables                                      (114)
                                                         ----------
    Total Current Liabilities                                55,855
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                      23,428
  Deferred credits                                             (889)
                                                         ----------
    Total Noncurrent Liabilities                             22,539
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   77,330
                                                         ==========

A.36  NESI ENERGY MARKETING, L.L.C.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Operating revenue                                      $  349,204
  Intercompany operating revenue                             57,595
                                                         ----------
    Total Operating Revenue                                 406,799
                                                         ----------
Cost of Sales:
  Cost of sales                                             398,515
  Intercompany cost of sales                                  3,560
                                                         ----------
    Total Cost of Sales                                     402,075
                                                         ----------
Operating Margin                                              4,724
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Operating expenses                                             73
  Administrative and general expenses                         2,773
  Depreciation and amortization                                  62
  Taxes (except income)                                          75
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)         2,983
                                                         ----------
Other Income (Deductions)                                       (58)
                                                         ----------
Interest and other charges                                      999
                                                         ----------
Income tax expense                                               18
                                                         ----------
      NET INCOME (LOSS)                                  $      666
                                                         ==========

A.36  NESI ENERGY MARKETING, L.L.C.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance beginning of year                                $        0
Net Income                                                      666
                                                         ----------
      BALANCE AT END OF YEAR                             $      666
                                                         ==========

A.37  GREEN FUELS, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Notes receivable                                       $      232
  Other accounts receivable                                      62
  Accounts receivable - associated companies                    451
  Material and supplies at average cost                         149
  Prepayments                                                   226
                                                         ----------
    Total Current Assets                                      1,120
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                    1,194
  Investments at cost                                           100
                                                         ----------
    Total Other Property and Investments                      1,294
                                                         ----------
Other Assets:
  Deferred charges and other                                      6
                                                         ----------
    Total Other Assets                                            6
                                                         ----------
      TOTAL ASSETS                                       $    2,420
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                            (411)
  Retained earnings - current year                             (582)
                                                         ----------
    Total Capitalization                                       (992)
                                                         ----------
Current Liabilities:
  Total accounts payable                                        185
  Taxes withheld payables                                       (15)
                                                         ----------
    Total Current Liabilities                                   170
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                       3,137
  Deferred income taxes                                          14
  Deferred credits                                               91
                                                         ----------
    Total Noncurrent Liabilities                              3,242
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    2,420
                                                         ==========

A.37  GREEN FUELS, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Operating revenue                                       $     208
                                                          ---------
   Total Operating Revenue                                      208
                                                          ---------
Cost of Sales:
  Cost of sales                                                 190
                                                          ---------
    Total Cost of Sales                                         190
                                                          ---------
Operating Margin                                                 18
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Operating expenses                                             63
  Administrative and general expenses                           611
  Depreciation and amortization                                  54
  Taxes (except income)                                          29
                                                          ---------
    Total Operating Expenses and Taxes(Except Income)           757
                                                          ---------
Other Income (Deductins)                                         10
                                                          ---------
Interest and other charges                                      205
                                                          ---------
Income tax expense                                             (352)
                                                         ----------
      NET INCOME (LOSS)                                  $     (582)
                                                         ==========

A.37  GREEN FUELS, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at beginning of year                             $     (411)
Net Income                                                     (582)
                                                         ----------
      BALANCE AT END OF YEAR                             $     (993)
                                                         ==========

A.38 PARKWAY ENGINEERING AND DISTRIBUTING COMPANY
BALANCE SHEET
For the Year Ended December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       131
  Other accounts receivable                                    1,530
  Reserve-customer accounts                                       (9)
  Acounts receivable - associated companies                      243
  Materials and supplies at average cost                         383
                                                         -----------
     Total Current Assets                                      2,278
                                                         -----------
Other Property and Investments:
  Other property at cost less depreciation                       132
                                                         -----------
     Total Other Property and Investments                        132
                                                         -----------
Other Assets:
  Deferred charges and other                                     545
                                                         -----------
     Total other assets                                          545
                                                         -----------
          TOTAL ASSETS                                   $     2,955
                                                         ===========
CAPITALIZATION AND LIABILITIES:
Capitalization:
  Common shares without par value                        $       300
  Retained earnings                                             (588)
  Retained earnings - current year                              (423)
                                                          ----------
      Total Capitalization                                      (711)
                                                          ----------
Current Liabilities:
  Total accounts payable                                         749
  Customer deposits                                               35
  Taxes accrued                                                    5
  Other accruals                                                  28
  Taxes withheld payables                                         29
                                                          ----------
      Total Current Liabilities                                  846
                                                          ----------
Noncurrent Liabilities:
  Notes payable to associated companies                        2,689
  Deferred income taxes                                          (15)
  Deferred credits                                               146
                                                          ----------
      Total Noncurrent Liabilities                             2,820
                                                          ----------
          TOTAL CAPITALIZATION AND LIABILITIES            $    2,955
                                                          ==========

A.38 PARKWAY ENGINEERING AND DISTRIBUTING COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                 $    3,603
                                                          ----------
     Total Operating Revenue                                   3,603
                                                          ----------
Cost of Sales:
  Cost of Sales                                                2,212
                                                          ----------
     Total Cost of Sales                                       2,212
                                                          ----------
Operating Margin                                               1,391
                                                          ----------
Operating Expense and Taxes(Except Income):
  Operating expenses                                              22
  Administrative and general expenses                          1,764
  Depreciation and amortization                                   72
  Taxes (except income)                                          135
                                                          ----------
    Total Operating Expenses and Taxes(Except Income)          1,993
                                                          ----------
Other Income (Deductions)                                        106
                                                          ----------
Interest and other charges                                       182
                                                          ----------
Income tax expense                                              (255)
                                                          ----------
          NET INCOME (LOSS)                        $    (423)
                                                          ==========

A.38  PARKWAY ENGINEERING AND DISTRIBUTING COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at beginning of year                              $     (588)
Net income (loss)                                               (423)
                                                          ----------
      BALANCE AT END OF YEAR                              $   (1,011)
                                                          ==========

A.39 NESI POWER MARKETING, INC.
BALANCE SHEET
For the Year Ended December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Other accounts receivable                              $    24,756
  Reserve-customer accounts                                      (25)
  Acounts receivable - associated companies                      175
  Prepayments                                                      4
                                                         -----------
     Total Current Assets                                     24,910
                                                         -----------
Other Property and Investments:
  Other property at cost less depreciation                     1,762
                                                         -----------
     Total Other Property and Investments                      1,762
                                                         -----------
Other Assets:
  Deferred charges and other                                    (362)
                                                         -----------
     Total other assets                                         (362)
                                                         -----------
          TOTAL ASSETS                                   $    26,310
                                                         ===========
CAPITALIZATION AND LIABILITIES:
Capitalization:
  Common shares without par value                        $         1
  Retained earnings - current year                              (210)
                                                          ----------
      Total Capitalization                                      (209)
                                                          ----------
Current Liabilities:
  Total accounts payable                                      26,169
                                                          ----------
      Total Current Liabilities                               26,169
                                                          ----------
Noncurrent Liabilities:
  Notes payable to associated companies                          350
                                                          ----------
      Total Other Liabilities                                    350
                                                          ----------
          TOTAL CAPITALIZATION AND LIABILITIES            $   26,310
                                                          ==========

A.39 NESI POWER MARKETING, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                 $  169,248
                                                          ----------
       Total Operating Revenue                               169,248
                                                          ----------
Cost of Sales:
  Cost of sales                                              167,757
                                                          ----------
    Total Cost of Sales                                      167,757
                                                          ----------
Operating Margin                                               1,491
                                                          ----------
Operating Expense and Taxes(Except Income):
  Operating expenses                                              35
  Administrative and general expenses                          1,434
  Depreciation and amortization                                    2
  Taxes (except income)                                          200
                                                          ----------
    Total Operating Expense and Taxes(Except Income)           1,671
                                                          ----------
Other Income (Deductions)                                         19
                                                          ----------
Interest and other charges                                       199
                                                          ----------
Income tax expense                                              (150)
                                                          ----------
     NET INCOME (LOSS)                               $     (210)
                                                          ==========

A.39 NESI POWER MARKETING, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at beginning of year                              $        0
Net income (loss)                                               (210)
                                                          ----------
      BALANCE AT END OF YEAR                              $     (210)
                                                          ==========

A.40 NESI INTEGRATED ENERGY RESOURCES, INC.
BALANCE SHEET
For the Year Ended December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Other accounts receivable                              $       433
  Acounts receivable - associated companies                      174
  Material and supplies at average cost                            3
  Natural gas in storage - weighted average                      224
  Prepayments                                                     51
                                                         -----------
     Total Current Assets                                        885
                                                         -----------
Other Property and Investments:
  Other property at cost less depreciation                         3
                                                         -----------
     Total Other Property and Investments                          3
                                                         -----------
          TOTAL ASSETS                                   $       888
                                                         ===========
CAPITALIZATION AND LIABILITIES:
Capitalization:
  Common shares without par value                        $         1
  Retained earnings - current year                              (285)
                                                          ----------
      Total Capitalization                                      (284)
                                                          ----------
Current Liabilities:
  Total accounts payable                                         387
  Taxes accrued                                                   10
                                                          ----------
      Total Current Liabilities                                  397
                                                          ----------
Noncurrent Liabilities:
  Notes payable to associated companies                          775
                                                          ----------
      Total Noncurrent Liabilities                               775
                                                          ----------
          TOTAL CAPITALIZATION AND LIABILITIES            $      888
                                                          ==========

A.40 NESI INTEGRATED ENERGY RESOURCES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                 $      548
                                                           ---------
   Total Operating Revenue                                       548
                                                           ---------
Cost of Sales:
 Cost of Sales                                                   619
                                                           ---------
    Total Cost of Sales                                          619
                                                           ---------
Operating Margin                                                 (71)
                                                           ---------
Operating Expense and Taxes(Except Income)
  Operating expenses                                             161
  Administrative and general expenses                            206
                                                           ---------
       Total Operating Expense and Taxes(Except Income)          367
                                                           ---------
Interest and other charges                                        20
                                                           ---------
Income tax expense                                              (173)
                                                           ---------
      NET INCOME (LOSS)                               $    (285)
                                                           =========

A.40 NESI INTEGRATED ENERGY RESOURCES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at beginning of year                               $       0
Net income (loss)                                               (285)
                                                           ---------
      BALANCE AT END OF YEAR                               $    (285)
                                                           =========

A.41 NESI ENERGY SERVICES COMPANY
BALANCE SHEET
For the Year Ended December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Other accounts receivable                              $       141
  Acounts receivable - associated companies                      560
  Material and supplies at average cost                           78
  Prepayments                                                      4
                                                         -----------
     Total Current Assets                                        783
                                                         -----------
Other Property and Investments:
  Other property at cost less depreciation                       149
                                                         -----------
     Total Other Property and Investments                        149
                                                         -----------
Other Assets:
  Deferred charges and other                                     744
                                                         -----------
     Total other assets                                          744
                                                         -----------
          TOTAL ASSETS                                   $     1,676
                                                         ===========
CAPITALIZATION AND LIABILITIES:
Capitalization:
  Common shares without par value                        $         1
  Retained earnings - current year                              (842)
                                                          ----------
      Total Capitalization                                      (841)
                                                          ----------
Current Liabilities:
  Total accounts payable                                         530
                                                          ----------
      Total Current Liabilities                                  530
                                                          ----------
Noncurrent Liabilities:
  Notes payable to associated companies                        1,985
  Deferred credits                                                 2
                                                          ----------
      Total Noncurrent Liabilities                             1,987
                                                          ----------
          TOTAL CAPITALIZATION AND LIABILITIES            $    1,676
                                                          ==========

A.41 NESI ENERGY SERVICES COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                 $      886
                                                          ----------
     Total Operating Revenue                                     886
                                                          ----------
Cost of Sales:
  Cost of sales                                                  435
                                                          ----------
     Total Cost of Sales                                         435
                                                          ----------
Operating Margin                                                 451
                                                          ----------
Operating Expense and Taxes(Except Income):
  Operating expenses                                              13
  Administrative and general expenses                          1,723
  Depreciation and amortization                                   10
  Taxes (except income)                                            8
                                                          ----------
    Total Operating Expense and Taxes(Except Income)           1,754
                                                          ----------
Interest and other charges                                        53
                                                          ----------
Income tax expense                                              (514)
                                                          ----------
     NET INCOME (LOSS)                               $     (842)
                                                          ==========

A.41 NESI ENERGY SERVICES COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at beginning of year                              $        0
Net income (loss)                                               (842)
                                                          ----------
      BALANCE AT END OF YEAR                              $     (842)
                                                           =========

A.42 NIPSCO ENERGY SERVICE CANADA, LIMITED
BALANCE SHEET
For the Year Ended December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Notes receivable                                       $       350
  Other accounts receivable                                        8
  Notes receivable - associated companies                      8,250
                                                         -----------
     Total Current Assets                                      8,608
                                                         -----------
Other Property and Investments:
  Investments at equity                                        6,314
                                                         -----------
     Total Other Property and Investments                      6,314
                                                         -----------
          TOTAL ASSETS                                   $    14,922
                                                         ===========
CAPITALIZATION AND LIABILITIES:
Capitalization:
  Common shares without par value                        $     7,011
  Foreign currency tranlation adjustment                        (149)
  Retained earnings                                           (2,397)
  Retained earnings - current year                               (15)
                                                          ----------
      Total Capitalization                                     4,450
                                                          ----------
Current Liabilities:
  Total accounts payable                                         291
                                                          ----------
      Total Current Liabilities                                  291
                                                          ----------
Noncurrent Liabilities:
  Notes payable to associated companies                       10,173
  Deferred credits                                                 8
                                                          ----------
      Total Noncurrent Liabilities                            10,181
                                                          ----------
          TOTAL CAPITALIZATION AND LIABILITIES            $   14,922
                                                          ==========

A.42 NIPSCO ENERGY SERVICES CANADA, LIMITED
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Expense and Taxes(Except Income)
  Administrative and general expenses                      $     132
                                                          ----------
      Total Operating Expense and Taxes(Except Income)           132
                                                          ----------
Other Income (Deductions)                                       (680)
                                                          ----------
Income (loss) before subsidiaries                               (812)
                                                          ----------
Subsidiary gain (loss)                                           797
                                                          ----------
      NET INCOME (LOSS)                                   $      (15)
                                                        ==========

A.42 NIPSCO ENERGY SERVICES CANADA, LIMITED
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance - beginning of year                                $  (2,397)
Net income (loss)                                                (15)
                                                          ----------
      BALANCE AT END OF YEAR                              $   (2,412)
                                                          ==========

A.43  SOUTHLAKE ENERGY INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Other accounts receivable                              $      427
  Accounts receivable-associated companies                      350
                                                         ----------
    Total Current Assets                                        777
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                   22,300
                                                         ----------
    Total Other Property and Investments                     22,300
                                                         ----------
Other Assets:
  Deferred charges and other                                    153
                                                         ----------
    Total Other Assets                                          153
                                                         ----------
      TOTAL ASSETS                                       $   23,230
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    3,434
  Foreign currency translation adjustment                      (192)
  Retained earnings                                             869
  Retained earnings - current year                              797
                                                         ----------
    Total Capitalization                                      4,908
                                                         ----------
Current Liabilities:
  Total accounts payable                                      1,090
  Other accruals                                                243
                                                         ----------
    Total Current Liabilities                                 1,333
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                       8,250
  Note payable                                                7,670
  Deferred income taxes                                       1,069
                                                         ----------
    Total Noncurrent Liabilities                             16,989
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   23,230
                                                         ==========

A.43  SOUTHLAKE ENERGY INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    5,747
                                                         ----------
    Total Operating Revenue                                   5,747
                                                         ----------
Cost of Sales:
  Cost of sales                                               1,658
                                                         ----------
    Total Cost of Sales                                       1,658
                                                         ----------
Operating Margin                                              4,089
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                           671
  Depreciation and amortization                               2,388
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)         3,059
                                                         ----------
Interest and other charges                                      180
                                                         ----------
Income tax expense                                               53
                                                         ----------
      NET INCOME (LOSS)                                  $      797
                                                         ==========

A.43  SOUTHLAKE ENERGY INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $      869
Net Income                                                      797
                                                         ----------
      BALANCE AT END OF YEAR                             $    1,666
                                                         ==========

A.44 NESI ENERGY MARKETING CANADA, LTD.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.44 NESI ENERGY MARKETING CANADA, LTD.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.44 NESI ENERGY MARKETING CANADA, LTD.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.45  TRIUMPH NATURAL GAS, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.45  TRIUMPH NATURAL GAS, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.45  TRIUMPH NATURAL GAS, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.46  NIPSCO DEVELOPMENT COMPANY, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       13
  Notes receivable                                              592
  Other accounts receivable                                     581
  Accounts receivable - associated companies                  4,965
  Notes receivable - associated companies                     2,165
  Prepayments                                                    16
                                                         ----------
    Total Current Assets                                      8,332
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                    7,459
  Investments at equity                                      43,094
  Investments at cost                                         3,420
                                                         ----------
    Total Other Property and Investments                     53,973
                                                         ----------
Other Assets:
  Deferred charges and other                                   (460)
                                                         ----------
    Total Other Assets                                         (460)
                                                         ----------
      TOTAL ASSETS                                       $   61,845
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Foreign currency translation adjustment                      (758)
  Retained earnings                                         (41,137)
  Retained earnings - current year                           (7,863)
                                                         ----------
    Total Capitalization                                    (49,757)
                                                         ----------
Current Liabilities:
  Total accounts payable                                      1,996
  Taxes accrued                                                 720
  Taxes withheld payables                                       (99)
                                                         ----------
    Total Current Liabilities                                 2,617
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                     114,813
  Deferred income taxes                                      (8,025)
  Deferred credits                                            2,197
                                                         ----------
    Total Noncurrent Liabilities                            108,985
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   61,845
                                                         ==========

A.46  NIPSCO DEVELOPMENT COMPANY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    3,881
                                                         ----------
    Total Revenue                                             3,881
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Operating Expense                                              75
  Administrative and general expenses                         2,141
  Depreciation and amortization                                 784
  Taxes (except income)                                          31
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)        3,031
                                                         ----------
Other Income (Deductions):
  Non-operating income                                        2,486
  Taxes on other income                                        (735)
                                                         ----------
    Total Other Income (Deductions)                           1,751
                                                         ----------
Interest and other charges                                    9,327
                                                         ----------
Income tax expense                                           (2,944)
                                                         ----------
Income (Loss) Before Subsidiaries                            (3,782)
                                                         ----------
Subsidiary Gain (Loss)                                       (4,081)
                                                         ----------
      NET INCOME (LOSS)                                  $   (7,863)
                                                         ==========

A.46  NIPSCO DEVELOPMENT COMPANY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $  (41,137)
Net Income                                                   (7,863)
                                                         ----------
      BALANCE AT END OF YEAR                             $  (49,000)
                                                         ==========

A.47  ANALYTIC SYSTEMS LABORATORIES, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      235
  Other accounts receivable                                     184
  Material and supplies at average cost                         244
  Prepayments                                                    22
                                                         ----------
    Total Current Assets                                        685
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                      143
                                                         ----------
    Total Other Property and Investments                        143
                                                         ----------
Other Assets:
  Deferred charges and other                                      2
                                                         ----------
    Total Other Assets                                            2
                                                         ----------
      TOTAL ASSETS                                       $      830
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $      561
  Retained earnings                                          (3,096)
  Retained earnings - current year                             (640)
                                                         ----------
    Total Capitalization                                     (3,175)
                                                         ----------
Current Liabilities:
  Total accounts payable                                      1,834
  Other accruals                                                  6
                                                         ----------
    Total Current Liabilities                                 1,840
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                       2,165
                                                         ----------
    Total Noncurrrent Liabilities                             2,165
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $      830
                                                         ==========

A.47  ANALYTIC SYSTEMS LABORATORIES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    1,470
                                                         ----------
    Total Operating Revenue                                   1,470
                                                         ----------
Cost of Sales:
  Cost of Sales                                                 551
                                                         ----------
    Total Cost of Sales                                         551
                                                         ----------
Operating Margin                                                919
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Operating expenses                                            122
  Administrative and general expenses                         1,328
  Depreciation and amortization                                  54
  Taxes (except income)                                          58
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)         1,562
                                                         ----------
Other Income (Deductions)                                         5
                                                         ----------
Income tax expense                                                2
                                                         ----------
      NET INCOME (LOSS)                                  $     (640)
                                                         ==========

A.47  ANALYTIC SYSTEMS LABORATORIES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $   (3,096)
Net Income                                                     (640)
                                                         ----------
      BALANCE AT END OF YEAR                             $   (3,736)
                                                         ==========

A.48 PROTONICS RESEARCH, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.48 PROTONICS RESEARCH, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.48 PROTONICS RESEARCH, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.49  FUELMAKER CORPORATION
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.49  FUELMAKER CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.49  FUELMAKER CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.50  G. R. CLARK CORPORATION
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $    1,011
  Other accounts receivable                                     418
  Accounts receivable - associated companies                      2
  Prepayments                                                     2
                                                         ----------
    Total Current Assets                                      1,433
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                        3
                                                         ----------
    Total Other Property and Investments                          3
                                                         ----------
      TOTAL ASSETS                                       $    1,436
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                  2,236
  Retained earnings                                            (985)
  Retained earnings - current year                               17
                                                         ----------
    Total Capitalization                                      1,269
                                                         ----------
Current Liabilities:
  Total accounts payable                                        (22)
                                                         ----------
    Total Current Liabilities                                   (22)
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                          30
  Deferred income taxes                                         159
                                                         ----------
    Noncurrent Liabilities                                      189
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    1,436
                                                         ==========

A.50  G. R. CLARK CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                    $       19
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)            19
                                                         ----------
Other Income (Deductions)                                        46
                                                         ----------
Income tax expense                                               10
                                                         ----------
      NET INCOME (LOSS)                                  $       17
                                                         ==========

A.50  G. R. CLARK CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $     (985)
Net Income                                                       17
                                                         ----------
      BALANCE AT END OF YEAR                             $     (968)
                                                         ==========

A.51  INTERNATIONAL POLYMER CORP.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.51  INTERNATIONAL POLYMER CORP.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.51  INTERNATIONAL POLYMER CORP.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.52  JOF TRANSPORTATION COMPANY
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      516
  Accounts receivable - associated companies                     78
  Notes receivable - associated companies                     1,611
                                                         ----------
    Total Current Assets                                      2,205
                                                         ----------
Other Property and Investments:
  Investments at equity                                       3,319
                                                         ----------
    Total Other Property and Investments                      3,319
                                                         ----------
      TOTAL ASSETS                                       $    5,524
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                           3,305
  Retained earnings - current year                              988
                                                         ----------
    Total Capitalization                                      4,294
                                                         ----------
Current Liabilities:
  Total accounts payable                                        625
  Taxes accrued                                                 (11)
                                                         ----------
    Total Current Liabilities                                   614
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                         616
                                                         ----------
    Noncurrent Liabilities:                                     616
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    5,524
                                                         ==========

A.52  JOF TRANSPORTATION COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                            32
  Taxes (except income)                                          24
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)            56
                                                         ----------
Other Income (Deductions):
  Investment income                                           1,476
  Non-operating income                                          156
                                                         ----------
    Total Other Income (Deductions)                           1,632
                                                         ----------
Income tax expense                                              588
                                                         ----------
      NET INCOME (LOSS)                                  $      988
                                                         ==========

A.52  JOF TRANSPORTATION COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $    3,305
Net Income                                                      988
                                                         ----------
      BALANCE AT END OF YEAR                             $    4,293
                                                         ==========

A.53  KOGAF ENTERPRISES, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       56
  Notes receivable                                              138
  Other accounts receivable                                      14
  Notes receivable - associated companies                     1,780
                                                         ----------
    Total Current Assets                                      1,988
                                                         ----------
Other Property and Investments:
  Investments at equity                                         163
                                                         ----------
    Total Other Property and Investments                        163
                                                         ----------
      TOTAL ASSETS                                       $    2,151
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    2,103
  Retained earnings                                             (30)
  Retained earnings - current year                               62
                                                         ----------
    Total Capitalization                                      2,135
                                                         ----------
Current Liabilities:
  Total accounts payable                                         48
                                                         ----------
    Total Current Liabilities                                    48
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                         (32)
                                                         ----------
    Noncurrent Liabilities                                      (32)
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    2,151
                                                         ==========

A.53  KOGAF Enterprises, Inc.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      130
                                                         ----------
    Total Operating Revenue                                     130
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                             9
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)             9
                                                         ----------
Other Income (Deductions)                                       (59)
                                                         ----------
      NET INCOME (LOSS)                                  $       62
                                                         ==========

A.53  KOGAF ENTERPRISES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $      (30)
Net Income                                                       62
                                                         ----------
      BALANCE AT END OF YEAR                             $       32
                                                         ==========

A.54  LAKE ERIE LAND COMPANY
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      298
  Notes receivable                                              849
  Other accounts receivable                                      23
  Accounts receivable - associated companies                  2,783
  Prepayments                                                   552
                                                         ----------
    Total Current Assets                                      4,505
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                   19,375
  Investments at equity                                        (546)
  Investments at cost                                        22,778
                                                         ----------
    Total Other Property and Investments                     41,607
                                                         ----------
Other Assets:
  Deferred charges and other                                    293
                                                         ----------
   Total Other Assets                                           293
                                                         ----------
      TOTAL ASSETS                                       $   46,405
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in capital                                 42,871
  Retained earnings                                          (5,800)
  Retained earnings - current year                           (2,219)
  Long term debt excluding amounts due within one year        2,636
                                                         ----------
    Total Capitalization                                     37,489
                                                         ----------
Current Liabilities:
  Total accounts payable                                      1,964
  Customer deposits                                               4
  Taxes accrued                                                 185
  Accrued interest                                               22
  Other accruals                                                101
                                                         ----------
    Total Current Liabilities                                 2,276
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                       6,640
                                                         ----------
    Total Noncurrent Liabilities                              6,640
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   46,405
                                                         ==========

A.54  LAKE ERIE LAND COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    2,963
                                                         ----------
    Total Operating Revenue                                   2,963
                                                         ----------
Cost of Sales:
  Cost of sales                                               1,506
                                                         ----------
    Total Cost of Sales                                       1,506
                                                         ----------
Operating Margin                                              1,457
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                         2,436
  Depreciation and amortization                               1,135
  Taxes (except income)                                         248
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)         3,819
                                                         ----------
Other Income (Deductions)                                         3
                                                         ----------
Interest and other charges                                      809
                                                         ----------
Income tax expense                                           (1,192)
                                                         ----------
Income (Loss) Before Subsidiaries                            (1,976)
                                                         ----------
Subsidiary Gain (Loss)                                         (243)
                                                         ----------
      NET INCOME (LOSS)                                  $   (2,219)
                                                         ==========

A.54  LAKE ERIE LAND COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $   (5,800)
Net Income                                                   (2,219)
                                                         ----------
      BALANCE AT END OF YEAR                             $   (8,019)
                                                         ==========

A.55  SCC SERVICES, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      433
  Other accounts receivable                                     336
  Material and supplies at average cost                         238
                                                         ----------
    Total Current Assets                                      1,007
                                                         ----------
Other Assets:
  Deferred charges and other                                     46
                                                         ----------
    Total Other Assets                                           46
                                                         ----------
      TOTAL ASSETS                                       $    1,053
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                     57
  Retained earnings                                            (360)
  Retained earnings - current year                             (243)
                                                         ----------
    Total Capitalization                                       (545)
                                                         ----------
Current Liabilities:
  Total accounts payable                                      1,557
                                                         ----------
    Total Current Liabilities                                 1,557
                                                         ----------
Noncurrent Liabilities:
  Deferred credits                                               41
                                                         ----------
    Noncurrent Liabilities                                       41
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    1,053
                                                         ==========

A.55  SCC SERVICES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    4,517
                                                         ----------
    Total Operating Revenues                                  4,517
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                         4,652
  Taxes (except income)                                         263
                                                         ----------
   Total Operating Expenses and Taxes(Except Income)          4,915
                                                         ----------
Other Income (Deductions)                                         7
                                                         ----------
Interest and other charges                                        1
                                                         ----------
Income tax expense                                             (149)
                                                         ----------
      NET INCOME (LOSS)                                  $     (243)
                                                         ==========

A.55  SCC SERVICES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $     (360)
Net Income                                                     (243)
                                                         ----------
      BALANCE AT END OF YEAR                             $     (603)
                                                         ==========

A.56  N SQUARED AVIATION, LLC
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.56  N SQUARED AVIATION, LLC
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.56  N SQUARED AVIATION, LLC
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.57  NDC DOUGLAS PROPERTIES, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       46
  Notes receivable                                               59
  Accounts receivable - associated companies                  5,357
                                                         ----------
    Total Current Assets                                      5,462
                                                         ----------
Other Property and Investments:
  Investments at equity                                      30,087
                                                         ----------
    Total Other Property and Investments                     30,087
                                                         ----------
      TOTAL ASSETS                                       $   35,549
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                             805
  Retained earnings - current year                              465
  Long term debt excluding amounts due                       23,592
                                                         ----------
    Total Capitalization                                     24,863
                                                         ----------
Current Liabilities:
  Total accounts payable                                         40
  Interest accrued                                            1,773
  Other accruals                                              3,510
                                                         ----------
    Total Current Liabilities                                 5,323
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                       3,008
  Deferred income taxes                                       2,355
                                                         ----------
    Noncurrent Liabilities                                    5,363
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   35,549
                                                         ==========

A.57  NDC DOUGLAS PROPERTIES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      130
                                                         ----------
    Total Operating Revenue                                     130
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                            22
  Taxes (except income)                                           3
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)            25
                                                         ----------
Other Income (Deductions)                                    (1,438)
                                                         ----------
Interest and other charges                                    2,802
                                                         ----------
Income tax expense                                           (4,600)
                                                         ----------
      NET INCOME (LOSS)                                  $      465
                                                         ==========

A.57  NDC DOUGLAS PROPERTIES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $      805
Net Income                                                      465
                                                         ----------
      BALANCE AT END OF YEAR                             $    1,270
                                                         ==========

A.58  NIPSCO INTERNATIONAL POWER SYSTEMS COMPANY
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        1
                                                         ----------
    Total Current Assets                                          1
                                                         ----------
      TOTAL ASSETS                                       $        1
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                              (2)
  Retained earnings - current year                               (1)
                                                         ----------
    Total Capitalization                                         (2)
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                           3
                                                         ----------
    Total Noncurrent Liabilities                                  3
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $        1
                                                         ==========

A.58  NIPSCO INTERNATIONAL POWER SYSTEMS COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues                                        $       0
                                                          ---------
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                             1
                                                          ---------
   Total Operating Expenses and Taxes(Except Income)              1
                                                          ---------
   NET INCOME (LOSS)                                      $      (1)
                                                          =========

A.58  NIPSCO INTERNATIONAL POWER SYSTEMS COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $       (2)
Net Income                                                       (1)
                                                         ----------
      BALANCE AT END OF YEAR                             $       (3)
                                                         ==========

A.59  NIPSCO SECURITY SERVICES, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       83
  Other accounts receivable                                     315
  Reserve - customer accounts                                   (21)
  Accounts receivable - associated companies                    579
  Material and supplies at average cost                       1,117
  Prepayments                                                    20
                                                         ----------
    Total Current Assets                                      2,093
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                      275
                                                         ----------
    Total Other Property and Investments                        275
                                                         ----------
Other Assets:
  Deferred charges and other                                     15
                                                         ----------
    Total Other Assets                                           15
                                                         ----------
      TOTAL ASSETS                                       $    2,383
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                     54
  Retained earnings                                          (2,270)
  Retained earnings - current year                             (931)
                                                         ----------
    Total Capitalization                                     (3,146)
                                                         ----------
Current Liabilities:
  Total accounts payable                                        419
  Customer deposits                                              61
  Taxes accrued                                                  (2)
  Taxes withheld payables                                       (48)
                                                         ----------
    Total Current Liabilities                                   430
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                       4,940
  Deferred income taxes                                         (21)
  Deferred credits                                              180
                                                         ----------
    Total Noncurrent Liabilities                              5,099
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    2,383
                                                         ==========

A.59  NIPSCO SECURITY SERVICES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    2,025
                                                         ----------
    Total Operating Revenue                                   2,025
                                                         ----------
Cost of Sales:
  Cost of Sales                                               1,040
                                                         ----------
    Total Cost of Sales                                       1,040
                                                         ----------
Operating Margin                                                985
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Operating expenses                                            194
  Administrative and general expenses                         1,717
  Depreciation and amortization                                  46
  Taxes (except income)                                          93
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)         2,050
                                                         ----------
Interest and other charges                                      441
                                                         ----------
Income tax expense                                             (575)
                                                         ----------
      NET INCOME (LOSS)                                  $     (931)
                                                         ==========

A.59  NIPSCO SECURITY SERVICES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $   (2,270)
Net Income                                                     (931)
                                                         ----------
      BALANCE AT END OF YEAR                             $   (3,201)
                                                         ==========

A.60  RIC, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      125
  Other accounts receivable                                     270
  Accounts receivable - associated companies                     15
  Notes receivable - associated companies                       300
                                                         ----------
    Total Current Assets                                        710
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                       21
  Investments at equity                                         356
                                                         ----------
    Total Other Property and Investments                        377
                                                         ----------
      TOTAL ASSETS                                       $    1,087
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                             327
  Retained earnings - current year                              392
                                                         ----------
    Total Capitalization                                        720
                                                         ----------
Current Liabilities:
  Total accounts payable                                        316
  Taxes withheld payables                                        (9)
                                                         ----------
    Total Current Liabilities                                   307
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                          60
                                                         ----------
    Noncurrent Liabilities                                       60
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    1,087
                                                         ==========

A.60  RIC, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Operating revenue                                      $    1,677
                                                         ----------
    Total Operating Revenue                                   1,677
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                         1,262
  Depreciation and amortization                                   3
  Taxes (except income)                                          20
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)         1,285
                                                         ----------
Other Income (Deductions)                                         1
                                                         ----------
Interest and other charges                                        7
                                                         ----------
Income tax expense                                              147
                                                         ----------
Income (Loss) Before Subsidiaries                               239
                                                         ----------
Subsidiary Gain (Loss)                                          153
                                                         ----------
      NET INCOME (LOSS)                                  $      392
                                                         ==========

A.60  RIC, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $      327
Net Income                                                      392
                                                         ----------
      BALANCE AT END OF YEAR                             $      719
                                                         ==========

A.61  CARDINAL PROPERTY MANAGEMENT, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      114
  Accounts receivable - associated companies                    109
  Notes receivable - associated companies                       230
                                                         ----------
    Total Current Assets                                        453
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                       35
                                                         ----------
    Total Other Property and Investments                         35
                                                         ----------
      TOTAL ASSETS                                       $      488
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                             202
  Retained earnings - current year                              153
                                                         ----------
    Total Capitalization                                        356
                                                         ----------
Current Liabilities:
  Total accounts payable                                        129
                                                         ----------
    Total Current Liabilities                                   129
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                           3
                                                         ----------
    Noncurrent Liabilities                                        3
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $      488
                                                         ==========

A.61  CARDINAL PROPERTY MANAGEMENT, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      257
                                                         ----------
    Total Operating Revenue                                     257
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                            22
  Depreciation and amortization                                   8
  Taxes (except income)                                           2
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)            32
                                                         ----------
Other Income (Deductions)                                        17
                                                         ----------
Income tax expense                                               89
                                                         ----------
      NET INCOME (LOSS)                                  $      153
                                                         ==========

A.61  CARDINAL PROPERTY MANAGEMENT, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $      202
Net Income                                                      153
                                                         ----------
      BALANCE AT END OF YEAR                             $      355
                                                         ==========

A.62  RIVERSIDE CALORIC COMPANY
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        2
  Accounts receivable - associated companies                    116
                                                         ----------
    Total Current Assets                                        118
                                                         ----------
Other Property and Investments:
  Investments at equity                                       1,342
                                                         ----------
    Total Other Property and Investments                      1,342
                                                         ----------
      TOTAL ASSETS                                       $    1,460
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                            (315)
  Retained earnings - current year                             (543)
                                                         ----------
    Total Capitalization                                       (857)
                                                         ----------
Current Liabilities:
  Total accounts payable                                         58
  Taxes accrued                                                 (16)
                                                         ----------
    Total Current Liabilities                                    42
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                       2,646
  Deferred income taxes                                        (371)
                                                         ----------
    Noncurrent Liabilities                                    2,275
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    1,460
                                                         ==========

A.62  RIVERSIDE CALORIC COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                    $        2
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)             2
                                                         ----------
Other Income (Deductions)                                      (658)
                                                         ----------
Interest and other charges                                      214
                                                         ----------
Income tax expense                                             (331)
                                                         ----------
      NET INCOME (LOSS)                                  $     (543)
                                                         ==========

A.62  RIVERSIDE CALORIC COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $     (315)
Net Income                                                     (543)
                                                         ----------
      BALANCE AT END OF YEAR                             $     (858)
                                                         ==========

A.63 PROGENI, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        1
  Other accounts receivable                                       2
  Accounts receivable - associated companies                    163
                                                         ----------
    Total Current Assets                                        166
                                                         ----------
Other Property and Investments:
  Investments at equity                                          30
                                                         ----------
    Total Other Property and Investments                         30
                                                         ----------
      TOTAL ASSETS                                       $      196
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings - current year                             (240)
                                                         ----------
    Total Capitalization                                       (239)
                                                         ----------
Current Liabilities:
  Total accounts payable                                        104
  Taxes withheld payables                                        (9)
                                                         ----------
    Total Current Liabilities                                    95
                                                         ----------
Noncurrent Liabilities:
  Notes payable to associated companies                         340
                                                         ----------
    Noncurrent Liabilities                                      340
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $      196
                                                         ==========

A.63 PROGENI, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Expenses and Taxes(Except Income):
  Administrative and general expenses                           371
  Depreciation and amortization                                   1
  Taxes (except income)                                          12
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)           384
                                                         ----------
Interest and other charges                                        3
                                                         ----------
Income tax expense                                             (147)
                                                         ----------
      NET INCOME (LOSS)                                  $     (240)
                                                         ==========

A.63 PROGENI, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $        0
Net Income                                                     (240)
                                                         ----------
      BALANCE AT END OF YEAR                             $     (240)
                                                         ==========

A.64 SUN POWER CORPORATION
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.64 SUN POWER CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.64 SUN POWER CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.65  KOKOMO GAS AND FUEL COMPANY
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility Plant                                          $   72,378
  Less - accumulated provision for depreciation             (29,127)
                                                         ----------
    Total Utility Plant                                      43,251
                                                         ----------
Other Property and Investments:
  Investments at cost                                             5
                                                         ----------
    Total Other Property and Investments                          5
                                                         ----------
Current Assets:
  Cash and cash equivalents                                   1,841
  Accounts receivable, less reserve                           4,815
  Gas cost adjustment clause                                  1,875
  Material and supplies at average cost                         354
  Natural gas in storage, weighted average                      743
  Prepayments and other                                       4,851
                                                         ----------
    Total Current Assets                                     14,479
                                                         ----------
Other Assets:
  Regulatory assets                                             503
  Deferred charges and other                                     75
                                                         ----------
    Total Other Assets                                          578
                                                         ----------
      TOTAL ASSETS                                       $   58,313
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $   46,170
  Retained earnings                                            (873)
                                                         ----------
    Total Capitalization                                     45,297
                                                         ----------
Current Liabilities:
  Total accounts payable                                      4,874
  Customer deposits                                             426
  Taxes accrued                                                 412
  Interest accrued                                              107
  Other accruals                                              1,176
                                                         ----------
    Total Current Liabilities                                 6,995
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                       3,016
  Deferred income tax credits amortized                         645
  Deferred credits                                               10
  Postretirement accrued benefits                               503
  Regulatory income tax liability                             1,477
  Other non-current liabilities                                 370
                                                         ----------
    Noncurrent Liabilities                                    6,021
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   58,313
                                                         ==========

A.65  KOKOMO GAS AND FUEL COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $   31,008
                                                         ----------
    Total Operating Revenue                                  31,008
                                                         ----------
Cost of Sales:
  Purchased gas                                              18,821
                                                         ----------
Operating Margin                                             12,187
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Operation expenses                                          3,359
  Administrative and general expenses                         2,307
  Depreciation and amortization                               1,495
  Taxes (except income)                                         979
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)         8,140
                                                         ----------
Other Income (Deductions)                                      (262)
                                                         ----------
Interest and other charges                                        1
                                                         ----------
Income tax expense                                            1,474
                                                         ----------
      NET INCOME (LOSS)                                  $    2,310
                                                         ==========

A.65  KOKOMO GAS AND FUEL COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $     (783)
Net Income                                                    2,310
Dividends declared common                                    (2,400)
                                                         ----------
      BALANCE AT END OF YEAR                             $     (873)
                                                         ==========

A.66 KGF TRADING COMPANY
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.66 KGF TRADING COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.66 KGF TRADING COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.67  NORTHERN INDIANA FUEL AND LIGHT COMPANY, INC.
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility Plant                                          $   64,518
  Less - accumulated provision for depreciation             (18,640)
                                                         ----------
    Total Utility Plant                                      45,878
                                                         ----------
Other Property and Investments:
  Investments at equity                                       1,657
  Investments at cost                                             3
                                                         ----------
    Total Other Property and Investments                      1,660
                                                         ----------
Current Assets:
  Cash and cash equivalents                                     285
  Accounts receivable, less reserve                           6,156
  Gas adjustment clause                                       1,596
  Material and supplies at average cost                         433
  Natural gas in storage, weighted average                    3,688
  Prepayments and other                                       3,811
                                                         ----------
    Total Current Assets                                     15,969
                                                         ----------
Other Assets:
  Regulatory assets                                             322
  Deferred charges and other                                     (1)
                                                         ----------
    Total Other Assets                                          321
                                                         ----------
      TOTAL ASSETS                                       $   63,828
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $   30,674
  Additional paid-in-capital                                  7,295
  Retained earnings                                          10,334
                                                         ----------
    Total Capitalization                                     48,303
                                                         ----------
Current Liabilities:
  Total accounts payable                                      5,116
  Customer deposits                                             144
  Taxes accrued                                                 760
  Interest accrued                                               26
  Other accruals                                              1,656
                                                         ----------
    Total Current Liabilities                                 7,702
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                       3,175
  Deferred income tax credits amortized                         474
  Deferred credits                                            2,123
  Regulatory income tax liability                             2,051
                                                         ----------
    Noncurrent Liabilities                                    7,823
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   63,828
                                                         ==========

A.67  NORTHERN INDIANA FUEL AND LIGHT COMPANY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $   36,594
                                                         ----------
    Total Operating Revenue                                  36,594
                                                         ----------
Cost of Sales:
  Purchased gas                                              23,687
                                                         ----------
    Total Cost of Sales                                      23,687
                                                         ----------
Operating Margin                                             12,907
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Operation expenses                                          3,676
  Administrative and general expenses                         3,272
  Depreciation and amortization                               1,203
  Taxes (except income)                                         774
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)         8,925
                                                         ----------
Other Income (Deductions)                                      (109)
                                                         ----------
Interest and other charges                                       61
                                                         ----------
Income tax expense                                            1,495
                                                         ----------
Income before subsidiaries                                    2,317
                                                         ----------
Subsidiary Gain (Loss)                                          445
                                                         ----------
      NET INCOME (LOSS)                                  $    2,762
                                                         ==========

A.67  NORTHERN INDIANA FUEL AND LIGHT COMPANY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $    7,572
Net Income                                                    2,762
                                                         ----------
      BALANCE AT END OF YEAR                             $   10,334
                                                         ==========

A.68  NORTHERN INDIANA TRADING COMPANY
BALANCE SHEET
December 31, 1997
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       81
  Other accounts receivable                                   1,669
  Accounts receivable - associated companies                    769
                                                         ----------
    Total Current Assets                                      2,519
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                      947
                                                         ----------
    Total Other Property and Investments                        947
                                                         ----------
      TOTAL ASSETS                                       $    3,466
                                                         ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                           1,211
  Retained earnings - current year                              445
                                                         ----------
    Total Capitalization                                      1,657
                                                         ----------
Current Liabilities:
  Total accounts payable                                      1,387
  Taxes accrued                                                 361
  Refunds due customers within one year                          (7)
  Other accruals                                                  1
  Taxes withheld payables                                         1
                                                         ----------
    Total Current Liabilities                                 1,743
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                          66
                                                         ----------
    Noncurrent Liabilities                                       66
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    3,466
                                                         ==========

A.68  NORTHERN INDIANA TRADING COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1997
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $   13,891
                                                         ----------
    Total Operating Revenue                                  13,891
                                                         ----------
Cost of Sales:
  Cost of Sales                                              12,639
                                                         ----------
    Total Cost of Sales                                      12,639
                                                         ----------
Operating Margin                                              1,252
                                                         ----------
Operating Expenses and Taxes(Except Income):
  Operating expenses                                            277
  Depreciation and amortization                                 171
  Taxes (except income)                                          27
                                                         ----------
    Total Operating Expenses and Taxes(Except Income)           475
                                                         ----------
Other Income (Deductions)                                      (321)
                                                         ----------
Income tax expense                                               11
                                                         ----------
      NET INCOME (LOSS)                                  $      445
                                                         ==========

A.68  NORTHERN INDIANA TRADING COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1997
(Dollars in Thousands)
Balance at Beginning of Year                             $    1,211
Net Income                                                      445
                                                         ----------
      BALANCE AT END OF YEAR                             $    1,656
                                                         ==========